APPLIED FINANCE DIVIDEND FUND

A SERIES OF WORLD FUNDS TRUST

8730 Stony Point Parkway

Suite 205

Richmond, VA 23235

July 31, 2020

Dear Shareholder:

We wish to provide you with some important information concerning your investment. You are receiving this Combined Prospectus/Information Statement because you own shares of the Applied Finance Dividend Fund, a series of the World Funds Trust (the “Trust”). The Board of Trustees (the “Board”) of the Trust, after careful consideration, has approved the reorganization (the “Reorganization”) of the Applied Finance Dividend Fund (the “Target Fund”) into the Applied Finance Core Fund (the “Survivor Fund”), which is also a series of the Trust.  The Target Fund and the Survivor Fund are sometimes each referred to separately as a “Fund”, and together as the “Funds”.  The series surviving the Reorganization, the Survivor Fund, will be referred to herein as the “Combined Fund”.  The Reorganization does not require your approval, and you are not being asked to vote.  The attached Combined Prospectus/Information Statement contains information about the Combined Fund and provides details about the terms and conditions of the Reorganization.  You should review the Combined Prospectus/Information Statement carefully and retain it for future reference.

The Target Fund and Survivor Fund have similar investment objectives (both seek capital appreciation and the Target Fund also seeks income) and their principal investment strategies are similar in many respects.  While the Funds use different investment techniques and allocations at times, both Funds primarily invest in large cap equity securities and are managed by the same portfolio managers.  We anticipate that the Reorganization will result in benefits to the shareholders of the Target Fund as discussed more fully in the Combined Prospectus/Information Statement.  As a general matter, we believe that after the Reorganization, the Combined Fund will provide you with a similar investment objective with generally lower gross expenses and portfolio management efficiencies.

After considering the performance of each Fund and the expenses associated with the investment structure of the Target Fund, the Funds’ adviser suggested that the Board consider whether it would be in the best interests of the Funds’ shareholders if that the Target Fund was reorganized into the Survivor Fund. Based on that suggestion and other information considered, the Board has concluded that the Reorganization is in the best interests of each of the Funds and their respective shareholders.  In approving the Reorganization, the Board considered, among other things, the similarities between the Funds’ investment objectives and strategies, the fees and expense of each of the Funds individually, as well as for the Combined Fund, and the terms and conditions of the Agreement and Plan of Reorganization and Termination (the “Plan of Reorganization”). The Board also considered that it is not anticipated that the Reorganization will result in federal tax liability for the shareholders of either Fund.

The Plan of Reorganization provides that the Target Fund will transfer all of its assets and liabilities to the Survivor Fund. In exchange for the transfer of these assets and liabilities, the Survivor Fund will simultaneously issue shares to the Target Fund in an amount equal in value to the net asset value of the Target Fund’s shares as of the close of business on the business day the foregoing transfers are made. These transfers are expected to occur on or about August 14, 2020 (the “Closing Date”). Immediately after the close of business on the Closing Date, the Target Fund will make a liquidating distribution to its shareholders of the Survivor Fund shares received, so that a holder of shares in the Target Fund at the Closing Date of the Reorganization will receive a number of shares of the Survivor Fund with the same aggregate value as the value of the shares the shareholder had in the Target Fund immediately before the Reorganization. Shareholders who own Investor shares of the Target Fund will receive Investor shares of the Survivor Fund. Shareholders who own Institutional shares of the Target Fund will receive Institutional shares of the Survivor Fund.

Following the Reorganization, the Target Fund will be terminated and cease operations as a separate series of the Trust.  Shareholders of the Target Fund will not be assessed any sales charges, redemption fees or any other shareholder fee in connection with the Reorganization.

NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE REORGANIZATION.

If you have questions, please contact the Funds at 1-800-673-0550.

Sincerely,

/s/ David A. Bogaert

David A. Bogaert,

President

QUESTIONS AND ANSWERS

We recommend that you read the complete Combined Prospectus/Information Statement.  The following Questions and Answers provide an overview of the key features of the reorganization (the “Reorganization”) of the Applied Finance Dividend Fund (the “Target Fund” or “Dividend Fund”) into the Applied Finance Core Fund (the “Survivor Fund” or “Core Fund”) and of the information contained in this Combined Prospectus/Information Statement. The Target Fund and the Survivor Fund are sometimes each referred to separately as a “Fund”, and together as the “Funds.”  The series surviving the Reorganization, the Survivor Fund, will be referred to herein as the “Combined Fund”.

Q.   What is this document and why did we send it to you?

A.   This is a Combined Prospectus/Information Statement that provides you with information about a plan of reorganization between the Target Fund and the Survivor Fund. Both the Target Fund and the Survivor Fund are series of the World Funds Trust (the “Trust”).  The Funds pursue similar investment objectives and similar investment strategies.  When the Reorganization is completed, your shares of the Target Fund will be exchanged for shares of the Survivor Fund, and the Target Fund will be liquidated and terminated as a series of the Trust.  Please refer to the Combined Prospectus/Information Statement for a detailed explanation of the Reorganization, and a more complete description of the Combined Fund.

You are receiving this Combined Prospectus/Information Statement because you own shares of the Target Fund as of June 30, 2020.  The Reorganization does not require approval by you or by shareholders of either the Target or Survivor Fund, and you are not being asked to vote.

Q.    Has the Board of Trustees approved the Reorganization?

A.    Yes, the Board of Trustees of the Trust (the “Board”) has approved the Reorganization.  After careful consideration, the Board, including all of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940 (the “1940 Act”), of the Trust (the “Independent Trustees”), determined that the Reorganization is in the best interests of the Target Fund’s and Survivor Fund’s shareholders and that neither Fund’s existing shareholders’ interests will be diluted as a result of the Reorganization.   It is expected that the shareholders of the Target Fund will benefit from the possible operating efficiencies and economies of scale that may result from combining the assets of the Target Fund with the assets of the Survivor Fund.

Q.   Why is the Reorganization occurring?

A.   The Board has determined that Target Fund shareholders may benefit from an investment in the Combined Fund in the following ways:

(i)	Shareholders of the Target Fund will remain invested in an open-end fund that has greater net assets that is expected to result in future operating efficiencies (e.g., certain fixed costs, such as audit fees, compliance fees, accounting fees and other expenses, will be spread across a larger asset base, thereby potentially lowering the total expense ratio borne by shareholders of the Combined Fund); and

(ii)	The Survivor Fund’s management fee is the same as that of the Target Fund, and while the limit on the annual operating expenses of the Target Fund is currently lower than the limit on the annual operating expenses of the Survivor Fund, the investment adviser to the Funds has indicated that it is not willing to continue subsidizing the Target Fund at its current net asset levels.

Q.   How will the Reorganization affect me as a shareholder?

A.   Upon the closing of the Reorganization, Target Fund shareholders will become shareholders of the Combined Fund. As a result of the Reorganization, all of the assets and the liabilities of the Target Fund will be combined with those of the Survivor Fund.  You will receive shares of the Combined Fund of the same class as the shares you own of the Target Fund. An account will be created for each shareholder that will be credited with shares of the Combined Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund shares at the time of the Reorganization.

The number of shares a shareholder receives (and thus the number of shares allocated to a shareholder) will depend on the relative net asset values per share of the two Funds immediately prior to the Reorganization.  Thus, although the aggregate net asset value in a shareholder’s account will be the same, a shareholder may receive a greater or lesser number of shares than it currently holds in the Target Fund.  No physical share certificates will be issued to shareholders.  As a result of the Reorganization, a Target Fund shareholder will hold a smaller percentage of ownership in the Combined Fund than such shareholder held in the Target Fund prior to the Reorganization.

Q.   Why is no shareholder action necessary?

A.   Neither a vote of the shareholders of the Target Fund nor a vote of the shareholders of the Survivor Fund is required to approve the Reorganization under the Delaware Statutory Trust Act or under the Trust’s Agreement and Declaration of Trust. Under Rule 17a-8 of the 1940 Act, a vote of shareholders of the Target Fund is not required.

Q.   When will the Reorganization occur?

A.   The Reorganization is expected to take effect on or about August 14, 2020, or as soon as possible thereafter.

Q.   Who will pay for the Reorganization?

A.   The costs of the Reorganization will be borne by the Funds. The costs of the Reorganization are expected to be approximately $50,000 and consist of legal and accounting fees, and printing and shipping costs. The Target Fund will pay 30% of the costs and the Survivor Fund will pay 70% of the costs. The Survivor Fund will bear a larger portion of the costs than the Target Fund because it has a larger asset base prior to the Reorganization and is expected to achieve a long-term benefit post-Reorganization through increased asset size and anticipated economies of scale resulting in lower gross operating expenses.

Q.   Will the Reorganization result in any federal tax liability to me?

A.   The Reorganization will not result in any federal tax liability to Target Fund shareholders.

Q.   Can I redeem my shares of the Target Fund before the Reorganization takes place?

A.   Yes.  You may redeem your shares at any time before the Reorganization takes place as set forth in the Target Fund’s prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares. Shares that are held as of August 14, 2020 will be exchanged for shares of the Survivor Fund.

Q.   Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A.   No.  Shareholders will not pay any sales load, commission or other similar fee in connection with the Reorganization directly or indirectly.

Q.   Whom do I contact for further information?

A.   You can contact your financial adviser for further information.  You may also contact the Funds at 1-800-673-0550.  You may also visit our website at www.appliedfinancefunds.com.

Important additional information about the Reorganization is set forth in the accompanying

Combined Prospectus/Information Statement.  Please read it carefully.

INFORMATION STATEMENT FOR

APPLIED FINANCE DIVIDEND FUND

PROSPECTUS FOR

APPLIED FINANCE CORE FUND

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

DATED JULY 31, 2020

RELATING TO THE REORGANIZATION OF

APPLIED FINANCE DIVIDEND FUND

WITH AND INTO

APPLIED FINANCE CORE FUND

EACH A SERIES OF WORLD FUNDS TRUST

This Combined Prospectus/Information Statement is furnished to you as a shareholder of Applied Finance Dividend Fund (the “Target Fund” or “Dividend Fund”), a series of World Funds Trust, a Delaware statutory trust (the “Trust”).  As provided in the Agreement and Plan of Reorganization and Termination (the “Plan of Reorganization”), the Target Fund will be reorganized into the Applied Finance Core Fund (the “Survivor Fund” or “Core Fund”), also a series of the Trust (the “Reorganization”).  The Target Fund and the Survivor Fund are each referred to herein as a “Fund” and together, the “Funds.”  The Fund surviving the Reorganization, the Survivor Fund, will be referred to herein as the “Combined Fund.” For purposes of this Combined Prospectus/Information Statement, the terms “shareholder,” “you” and “your” may refer to the shareholders of the Target Fund.

The Board of Trustees of the Trust (the “Board”), on behalf of each Fund, has approved the Reorganization and has determined that the Reorganization is in the best interests of the Funds and their respective shareholders.  The Survivor Fund pursues an investment objective similar to that of the Target Fund, and the investment strategies of the Funds are similar.  Please see “Summary—Investment Objectives and Principal Investment Strategies” below.

At the closing of the Reorganization, the Survivor Fund will acquire all of the assets and the liabilities of the Target Fund in exchange for shares of the Survivor Fund.  Immediately after receiving the Survivor Fund shares, the Target Fund will distribute these shares to its shareholders in the liquidation of the Target Fund.  Target Fund shareholders will receive shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares they held immediately prior to the Reorganization.  After distributing these shares, the Target Fund will be liquidated and terminated as a series of the Trust.  As a result of the Reorganization a shareholder of the Target Fund will have a smaller percentage of ownership in the Combined Fund than such shareholder’s percentage of ownership in the Target Fund prior to the Reorganization.

This Combined Prospectus/Information Statement sets forth concisely the information you should know about the Reorganization of the Target Fund and constitutes an offering of the shares of the Survivor Fund issued in the Reorganization.  Please read it carefully and retain it for future reference.

A Statement of Additional Information dated July 31, 2020 (the “Reorganization SAI”), relating to this Combined Prospectus/Information Statement and the Reorganization has been filed with the Securities and Exchange Commission (the “SEC”), and is incorporated by reference into (legally considered to be part of) this Combined Prospectus/Information Statement.  A copy of the Reorganization SAI is available upon request and without charge by contacting the Funds toll free at 1-800-673-0550.

In addition, the following documents each have been filed with the Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference:

●	the Prospectus related to the Target Fund and Survivor Fund, dated August 31, 2019 (File No. 811-22172);

●	the Statement of Additional Information related to the Target Fund and Survivor Fund, dated August 31, 2019 (File No. 811-22172);

●	the Annual Report to shareholders of the Target Fund and the Survivor Fund for the fiscal year ended April 30, 2020 (File No. 811-22172), which has previously been sent to shareholders of the Target Fund; and

●	the Semi-Annual Report to shareholders of the Target Fund and the Survivor Fund for the fiscal period ended October 31, 2019 (File No. 811-22172), which has previously been sent to shareholders of the Target Fund.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

The Reorganization SAI, as well as the Funds’ Prospectus, Statement of Additional Information and their annual and semi-annual reports, are available upon request and without charge by writing to the Funds at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by calling toll-free at 1-800-673-0550. They are also available, free of charge, at the Funds’ website at www.appliedfinancefunds.com.  Information about the Funds is accessible via the Edgar database on the SEC’s internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

THIS COMBINED PROSPECTUS/INFORMATION STATEMENT IS EXPECTED TO BE SENT TO SHAREHOLDERS ON OR ABOUT AUGUST 5, 2020.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS COMBINED PROSPECTUS/INFORMATION STATEMENT AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS COMBINED PROSPECTUS/INFORMATION STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS COMBINED PROSPECTUS/INFORMATION STATEMENT IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Information Statement and is qualified in its entirety by references to the more complete information contained herein.  Shareholders should read the entire Combined Prospectus/Information Statement carefully.

The Trust, organized under the laws of the state of Delaware, is an open-end management investment company registered with the SEC.  The Target Fund and Survivor Fund are organized as separate series of the Trust.  The investment objective of the Target Fund is capital appreciation and income. The investment objective of the Survivor Fund is long-term capital appreciation.

Applied Finance Advisors, LLC (the “Adviser”) is the investment adviser for the Funds and will serve as the investment adviser for the Combined Fund.  Paul Blinn and Rafael Resendes are the portfolio managers for both the Target Fund and the Survivor Fund, and each of them will continue the day-to-day management of the Combined Fund following the Reorganization.

The Reorganization

The Proposed Reorganization.  The Board, including the Trustees who are not “interested persons,” as defined in the 1940 Act of the Trust (the “Independent Trustees”), on behalf of each of the Target Fund and the Survivor Fund, has approved the Plan of Reorganization.  The Plan of Reorganization provides for:

●	the transfer of all of the assets and the liabilities of the Target Fund to the Survivor Fund in exchange for shares of the Survivor Fund;

●	the distribution of such shares to the Target Fund’s shareholders; and

●	the liquidation and dissolution of the Target Fund as a separate series of the Trust.

If the proposed Reorganization is completed, the Survivor Fund will acquire all of the assets and the liabilities of the Target Fund, and shareholders of the Target Fund will receive shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares that the shareholders own immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization.  The Reorganization has been proposed because the Adviser believes that it is in the best interests of each Fund’s shareholders if the Target Fund is combined with the Survivor Fund because (1) the Survivor Fund has a similar investment objective and similar investment strategies as the Target Fund; (2) the Survivor Fund has had better performance than the Target Fund; and (3) the Adviser has indicated that it is not willing to continue to subsidize the expenses of the Target Fund.  The Board noted that the assets of the Target Fund have not grown to levels that the Adviser has anticipated due to a number of factors, including market factors related to the COVID-19 global pandemic and its impact on the marketability of the Target Fund.

In approving the Plan of Reorganization, the Board, including the Independent Trustees, determined that the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund shareholders will not be diluted as a result of the Reorganization.  Before reaching this conclusion, the Board engaged in a thorough review process relating to the proposed Reorganization and considered other alternatives to the Reorganization, including the outright liquidation of the Target Fund or engaging another investment adviser to manage the Target Fund. In considering the alternative of liquidation, the Board noted that liquidation could result in tax consequences to Target Fund shareholders that would be avoided in the Reorganization. The Board also gave stronger weight to the Adviser’s recommendation to reorganize the Funds and noted that (1) shareholders not wishing to become part of the Survivor Fund could redeem or exchange their shares of the Target Fund at any time prior to the closing of the Reorganization without penalty and (2) that the Reorganization would allow shareholders of the Target Fund who wished to retain their investment after the Reorganization to do so in a registered mutual fund with a similar investment strategy managed by the very same investment adviser and portfolio management team in a similar manner.  The Board considered and approved the Reorganization at a Board meeting held on June 24, 2020.

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

●	After the Reorganization, shareholders will be invested in a Combined Fund with a similar investment objective and similar principal investment strategies;

●	The same portfolio managers that currently manage each Fund will manage the Combined Fund following the closing of the Reorganization;

●	The Combined Fund may achieve certain operating efficiencies in the future from its larger net asset size;

●	The Combined Fund, as a result of economies of scale, may have a future lower gross ratio of expenses to average net assets than that of the Target Fund prior to the Reorganization, and prior to the application of any expense limitation arrangements;

●	While the limit on the annual operating expenses of the Target Fund (the “Target Fund Expense Cap”) is lower than the limit on the annual operating expenses of the Survivor Fund (the “Survivor Fund Expense Cap”), the Adviser has indicated that it is not willing to continue to subsidize the operating expenses of the Target Fund at the asset levels at which it is currently operating;

●	The Reorganization is not expected to result in any federal tax liability to shareholders;

●	The Adviser advised the Trust that the positions held by the Target Fund are not inconsistent with the types of investments that are permissible to be held by the Survivor Fund and that any repositioning of assets would not be material to the Survivor Fund, but that such costs would be borne by the Survivor Fund after the Reorganization;

●	While the Funds will bear the costs of the Reorganization, the benefits to shareholders from the Combined Fund’s larger asset base and expected decrease in total operating expenses (before fee waivers and expense reimbursements) and the tax-free nature of the Reorganization will, in the longer term, benefit shareholders and outweigh the costs associated with the Reorganization; and

●	The Target Fund shareholders will receive Survivor Fund shares with the same aggregate net asset value as their Target Fund shares.

The Board, including all of the Independent Trustees, concluded, based upon the factors and determinations summarized above, that completion of the Reorganization is advisable and in the best interests of the shareholders of each Fund, and that the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization.  The determinations on behalf of each Fund were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Neither a vote of the shareholders of the Target Fund nor a vote of the shareholders of the Survivor Fund is required to approve the Reorganization under the Delaware Statutory Trust Act or under the Trust’s Agreement and Declaration of Trust.

In addition, under Rule 17a-8 under the 1940 Act, a vote of the shareholders of the Target Fund is not required if as a result of the Reorganization: (i) there is no policy of the Target Fund that under Section 13 of the 1940 Act could not be changed without a vote of a majority of its outstanding voting securities that is materially different from a policy of the Survivor Fund; (ii) the Survivor Fund’s advisory contract is not materially different from that of the Target Fund; (iii) the Independent Trustees of the Board overseeing the Target Fund who were elected by its shareholders will comprise a majority of the Independent Trustees of the Board overseeing the Survivor Fund; and (iv) after the Reorganization, the Survivor Fund will not be authorized to pay fees under a plan of distribution pursuant to Rule 12b-1 under the 1940 Act that are greater than fees authorized to be paid by the Target Fund under such a plan. The Reorganization meets all of these conditions, and, therefore, a vote of shareholders is not required under the 1940 Act.

Investment Objectives and Principal Investment Strategies and Risks

The Target Fund and Survivor Fund have similar investment objectives (both seek capital appreciation and the Target Fund also seeks income) and their principal investment strategies and risks are similar in many respects.  While the Funds use different investment techniques and allocations at times, both Funds primarily invest in large cap equity securities and are managed by the same portfolio managers.

Fees and Expenses

As an investor, shareholders pay fees and expenses to buy and hold shares of the Fund.  Shareholders may pay shareholder fees directly when they buy or sell shares.  Shareholders pay annual fund operating expenses indirectly because they are deducted from Fund assets.

The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of each Fund that you may pay for buying and holding shares of the Fund. The pro forma columns show expenses of the Combined Fund as if the Reorganization had occurred on the last day of the Fund’s fiscal year ended April 30, 2020.  The management fee for the Target Fund is 0.90% of the Fund’s average daily net assets, which is the same as that of the Survivor Fund. Each Fund’s share classes have the same Distribution and/or Service (12b-1) Fees. The fees paid under the Shareholder Services Plan for the Target Fund are higher than those paid by the Survivor Fund. The Other Expenses for the Target Fund are also higher than those of the Survivor Fund. Overall, the total gross operating expense ratios for each of the share classes of the Target Fund are higher than those of the corresponding share classes of the Survivor Fund.

The Annual Fund Operating Expenses and Examples tables shown below are based on actual expenses incurred by each Fund, fiscal year-to-date, as of June 30, 2020. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

Shareholder Fees (fees paid directly from your investment)	Target Fund Investor Class	Survivor Fund Investor Class	Pro Forma Combined Fund Investor Class
Redemption Fee as a % of amount redeemed (if applicable, for shares redeemed within 60 days of purchase)	2.00%	2.00%	2.00%
Maximum deferred sales charge (load) (as a percentage of the NAV at time of purchase)	None	None	None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%
Distribution (12b-1) and/or Service Fees	0.25%	0.25%	0.25%
Other Expenses
Shareholder Services Plan	0.25%	0.15%	0.15%
Other Expenses	1.71%	0.63%	0.56%(3)
Total Other Expenses	1.96%	0.78%	0.71%
Acquired Fund Fees and Expenses	None	None	None
Total Annual Fund Operating Expenses(2)	3.11%	1.93%	1.86%
Less Fee Waivers and/or Expense Reimbursements	(2.11%)(1)	(0.73%)(2)	(0.66%)(4)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.00%(1)	1.20%(2)	1.20%(4)

Shareholder Fees (fees paid directly from your investment)	Target Fund Institutional Class	Survivor Fund Institutional Class	Pro Forma Combined Fund Institutional Class
Redemption Fee as a % of amount redeemed (if applicable, for shares redeemed within 60 days of purchase)	2.00%	2.00%	2.00%
Maximum deferred sales charge (load) (as a percentage of the NAV at time of purchase)	None	None	None

Annual Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%
Distribution (12b-1) and/or Service Fees	None	None	None
Other Expenses
Shareholder Services Plan	0.25%	0.05%	0.05%
Other Expense	1.71%	0.63%	0.56%(3)
Total Other Expenses	1.96%	0.68%	0.61%
Acquired Fund Fees and Expenses	None	None	None
Total Annual Fund Operating Expenses	2.86%	1.58%	1.51%
Less Fee Waivers and/or Expense Reimbursements	(2.11%)(1)	(0.63%)(2)	(0.56%)(4)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.75%(1)	0.95%(2)	0.95%(4)

(1)	The Adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Target Fund (i.e., the Dividend Fund) (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to the Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.75% of the average daily net assets of the Target Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Target Fund within three years following the date such waiver and/or reimbursement was made, provided that the Target Fund can make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. This expense limitation agreement may not be terminated prior to August 31, 2020, unless mutually agreed to in writing by the parties. The Adviser has indicated that it will not continue the expense limitation agreement beyond August 31, 2020. Amounts waived or expenses reimbursed in connection with the Target Fund may not be recaptured by the Adviser after the Reorganization has taken place.

(2)	The Adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Survivor Fund (i.e., the Core Fund) (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to the Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.95% of the average daily net assets of the Survivor Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Survivor Fund within three years following the date such waiver and/or reimbursement was made, provided that the Core Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. This expense limitation agreement may not be terminated prior to August 31, 2020, unless mutually agreed to in writing by the parties.

(3)	Other Expenses have been restated to exclude non-recurring expenses related to the Reorganization.

(4)	The Adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Combined Fund (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to the Rule 12b-1, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.95% of the average daily net assets of the Combined Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Combined Fund within three years following the date such waiver and/or reimbursement was made, provided that the Combined Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. This expense limitation agreement may not be terminated prior to August 31, 2021, unless mutually agreed to in writing by the parties.

EXAMPLES

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example further assumes that the expense limitation described in the footnotes to the fee table is in effect only until the end of the 1-year period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Investor Class	1 year	3 years	5 years	10 years
Target Fund	$102	$761	$ 1,445	$3,273
Survivor Fund	$122	$535	$974	$2,195
Pro Forma — Combined Fund	$122	$521	$944	$2,126

Institutional Class	1 year	3 years	5 years	10 years
Target Fund	$77	$686	$1,321	$3,033
Survivor Fund	$97	$437	$801	$1,825
Pro Forma — Combined Fund	$97	$422	$771	$1,754

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples, affect each Fund’s performance. During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 312.06% of the average value of its portfolio, and the Survivor Fund’s portfolio turnover rate was 29.91% of the average value of its portfolio. The portfolio turnover rate for the Target Fund in its most recent fiscal year was significantly higher than in prior years due to a change in the Target Fund’s investment strategy during the year from an international fund to its current focus on investing in domestic dividend-paying securities.

Federal Tax Consequences

It is expected that the Reorganization will be a tax-free reorganization under Section 368(a) of the Internal Revenue Code. Accordingly, no gain or loss is expected to be recognized by the Funds as a direct result of the Reorganization.

COMPARISON OF THE TARGET FUND AND SURVIVOR FUND

	Applied Finance Dividend Fund (Target Fund)	Applied Finance Core Fund (Survivor Fund)
Form of Organization	A diversified series of World Funds Trust, an open-end investment management company organized as a Delaware Statutory trust.	Same
Net Assets as of April 30, 2020	$6,935,846	$37,382,643
Investment Advisor and Portfolio Managers	Investment Adviser: Applied Finance Advisors LLC Portfolio Managers: Paul Blinn, Portfolio Manager Rafael Resendes, Portfolio Manager	Same Same
Investment Objective	The investment objective of the Fund is capital appreciation and income.	The investment objective of the Fund is long-term capital appreciation.
Principal Investment Strategies

To achieve its investment objective, the Fund will normally invest at least 80% of its net assets (including the amount of borrowing for investment purposes) in dividend-paying common and preferred stock. The Fund investments primarily in the securities of issuers that the Adviser believes to have attractive valuations, potential for long-term growth, sustainable dividends, and other financial characteristics.  Under normal circumstances, the Fund’s portfolio is composed of approximately 25 to 35 U.S.-traded stocks (including American Depository Receipts or “ADRs”). The majority of the stocks normally will have market capitalizations greater than $5 billion at the time of purchase by the Fund.

The Fund invests primarily in equity securities of large cap companies, which the Fund defines as companies with market capitalizations of $3 billion or more, measured at the time of purchase. In choosing investments, the Adviser typically selects large cap equity securities that it believes offer superior return potential and may consider, among other factors, a company’s valuation, projected future earnings, dividends, growth potential, recent performance, and business strategy.

	Applied Finance Dividend Fund (Target Fund)	Applied Finance Core Fund (Survivor Fund)
Principal Investment Strategies

The Fund is managed via a quantitative process and analyst review. The quantitative process implements screening criteria to identify companies trading at attractive valuations, as determined by our proprietary valuation methodology, and paying dividends. The analyst oversight incorporates reviewing the companies’ financial viability, corporate strengths and weaknesses, and long-term dividend payout track records.

The Fund seeks to diversify its investments across a broad spectrum of economic sectors to reduce portfolio volatility and investment risk without sacrificing potential returns. In selecting securities within a particular economic sector, the Adviser’s goal is to identify companies that it believes have the potential for superior performance within each sector. Although the Fund invests across a broad spectrum of sectors, it may at times focus its investments in certain sectors.

Principal Investment Strategies	In selecting securities for the Fund, the Adviser may consider, but is not limited to, fundamental company analysis, broad sector analysis, and historical value measures, such as price/earnings ratios, operating profit margins and liquidation values.	The Fund may also invest in small and mid-cap companies, convertible securities, preferred stocks, rights and warrants, and other investment companies, including exchange-traded funds, (“ETFs”).
Principal Investment Strategies

In determining which portfolio securities to sell, the Adviser may consider, but is not limited to, the following: (1) if the sector or security appears to be under-performing; (2) if the company’s management appears to be engaging in conduct not in the best interest of shareholders; (3) if it is necessary to sell loss positions to reduce taxable gains to Fund shareholders reflected in earlier sales of positions with gains; and (4) if it is necessary to raise funds to cover redemptions.

The Adviser will typically sell a company from the Fund’s portfolio when the company’s stock price exceeds the Adviser’s estimate of the company’s fundamental value and/or there are other companies that the Adviser believes offer greater investment potential.
Temporary Defensive Positions	From time to time, the Fund may take temporary defensive positions that are inconsistent with its respective principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in cash, short-term U.S. government securities, other investment companies including money market funds and exchange-traded funds, investment grade fixed income securities, or repurchase agreements. To the extent consistent with the Fund’s principal strategies as described above, the Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objectives.	Same

	Applied Finance Dividend Fund (Target Fund)	Applied Finance Core Fund (Survivor Fund)
Buying Shares	You may purchase shares of the Fund through financial intermediaries, such as fund supermarkets or through brokers or dealers who are authorized by First Dominion Capital Corp., the Fund’s distributor, to sell shares of the Fund, and through advisers and consultants and other investment professionals (collectively “Financial Intermediaries”).	Same
Exchange Privilege

To the extent the Adviser manages other funds in the Trust, you may exchange all or a portion of your shares in the Fund for shares of the same class of certain other funds of the Trust managed by the Adviser having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence.

Same

	Applied Finance Dividend Fund (Target Fund)	Applied Finance Core Fund (Survivor Fund)
Selling Shares

You may redeem your shares of the Fund at any time and in any amount by contacting your Financial Intermediary or by contacting the Fund by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be considered in “proper form.” The Transfer Agent will promptly notify you if your redemption request is not in proper form. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

Same

Fundamental Investment Policies

The investment limitations described below have been adopted by the Trust with respect to the Funds and are fundamental (“Fundamental”), which means they may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund. As used in the Prospectus and the SAI, the term “majority” of the outstanding shares of a Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

As a matter of fundamental policy, each Fund:

1.	May not borrow money except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2.	May not issue senior securities to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.	May not underwrite securities issued by others except to the extent a Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities.

4.	May not purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

5.	May invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder or by the SEC or other regulatory agency with authority over the Funds.

6.	May not make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

7.	May not invest more than 25% of the value of its net assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations).

Further, as a matter of fundamental policy, each Fund:

shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities from time to time.

The investment techniques, restrictions and operating policies of the Funds that are not fundamental policies can be changed by the Board without shareholder approval or prior notice.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above as the coverage ratio described in paragraph 1 must be met at all times.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Except with respect to borrowing and circumstances where the Funds are required to “cover” their respective positions, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Funds will not be considered a violation. Currently, subject to modification to conform to the 1940 Act as interpreted or modified from time to time, a Fund is permitted, consistent with the 1940 Act, to borrow, and pledge, its shares to secure such borrowing, provided, that immediately thereafter there is asset coverage of at least 300% for all borrowings by the Fund from a bank. If borrowings exceed this 300% asset coverage requirement by reason of a decline in net assets of a Fund, the Fund will reduce its borrowings within three days (not including Sundays and holidays) to the extent necessary to comply with the 300% asset coverage requirement. The 1940 Act also permits a Fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed. To the extent outstanding borrowings of a Fund exceed 5% of the value of the total assets of the Fund, the Fund will not make additional purchases of securities – the foregoing shall not be construed to prevent the Fund from settling portfolio transactions or satisfying shareholder redemptions orders. The SEC has indicated, however, that certain types of transactions, which could be deemed “borrowings” (such as firm commitment agreements and reverse repurchase agreements), are permissible if a Fund “covers” the agreements by establishing and maintaining segregated accounts.

Currently, with respect to senior securities, the 1940 Act and regulatory interpretations of relevant provisions of the 1940 Act establish the following general limits, subject to modification to conform to the 1940 Act as interpreted or modified from time to time: Open-end registered investment companies such as the Funds are not permitted to issue any class of senior security or to sell any senior security of which they are the issuers. The Trust is, however, permitted to issue separate series of shares (the Funds are a series of the Trust) and to divide those series into separate classes. Individual class and institutional class are separate classes. The Funds have no intention of issuing senior securities, except that the Trust has issued its shares in separate series and may divide those series into classes of shares. Collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

The Combined Fund will have the same fundamental investment policies as the Target and Survivor Funds.

Risks of the Funds

The principal risks of investing in the Target Fund and the Survivor Fund are set forth below.  Where applicable, differences between the Target Fund and the Survivor Fund have been highlighted. The Funds have similar principal risks, although there are some differences: Dividend Payment Risk and Depositary Receipts Risk are principal risks of investing in the Target Fund only, while Small and Mid-Cap Risk and Sector Risk are principal risks of investing in the Survivor Fund only.

The principal risk of investing in each Fund is that the value of its investments is subject to market, economic and business risk that may cause the Fund’s net asset value (“NAV”) to fluctuate over time. Therefore, the value of your investment in a Fund could decline and you could lose money. There is no assurance that the Adviser will achieve a Fund’s investment objective. An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds are also subject to the following additional principal risks:

Equity Securities Risk. Since it purchases equity securities, each Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds’ equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Funds.

Market Risk. The value of securities in the Funds’ overall portfolios will fluctuate and, as a result, each Fund’s share price may decline suddenly or over a sustained period.

Management Risk. The strategies used by the Adviser may fail to produce the intended result.

Large Cap Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Small and Mid-Cap Risk (Survivor Fund only). Investing in the securities of small and mid-cap companies generally involves greater risk than investing in larger, more established companies. Although investing in securities of smaller companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value. The earnings and prospects of smaller companies are generally more volatile than larger companies, and smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make prices fall more in response to selling pressure than is the case with larger companies. Smaller companies may also have limited markets, product lines, or financial resources, and may lack management experience.

Risks of Investment Selection and Asset Allocation. The Fund’s investment success depends on the skill of the Adviser in evaluating, selecting, and monitoring the portfolio assets. If the Adviser’s conclusions about growth rates or securities values are incorrect, the Funds may not perform as anticipated.

Risk of Other Equity Securities. Other equity securities in which the Funds may invest include convertible securities, preferred securities, rights and warrants.

Convertible Securities. Convertible securities are subject to the risks and price fluctuations of the underlying stock. They may be subject to the risk that the issuer will not be able to pay interest or dividends when due and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Some convertible preferred stocks have a conversion or call feature that allows the issuer to redeem the stock before the conversion date, which could diminish the potential for capital appreciation on the investment.

Preferred Securities. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall. Preferred stock generally ranks behind debt securities in claims for dividends and assets of the issuer in a liquidation or bankruptcy.

Rights and Warrants. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than that of the underlying security. Rights are similar to warrants, but normally have a shorter duration. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Investment Company Securities Risk. When each Fund invests in other investment companies, including ETFs, it indirectly bears its proportionate share of fees and expenses paid by the underlying fund, which results in higher Fund expenses. The Funds may be affected by losses of underlying funds and the level of risk arising from their investment practices.

ETF Risk. ETFs generally are investment companies whose shares represent an interest in a portfolio of securities. Some ETFs are designed to track various market indexes. Because each Fund may invest in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its NAV, an active secondary market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the Fund’s ability to sell its shares.

Sector Risk (Survivor Fund only). Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.

Dividend Payment Risk (Target Fund only). The Fund will normally receive income from dividends that are paid by issuers of the Fund’s investments. The amount of the dividend payments may vary and depends on performance and decisions of the issuer. Poor performance by the issuer or other factors may cause the issuer to lower or eliminate dividend payments to investors, including the Fund.

Depositary Receipts Risk (Target Fund only). In addition to the risk of foreign investments applicable to the underlying securities, unsponsored depositary receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. depository, may not provide additional financial and other information to the depository or the investor, or that such information in the U.S. market may not be current.

Health Crisis Risk. A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact the Funds’ performance. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus, was first detected in China in December 2019 and spread globally. As of the date of this prospectus, this outbreak has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, disruptions in markets, lower consumer demand, layoffs, defaults and other significant economic impacts, as well as general concern and uncertainty. These types of market disruptions may adversely impact the Funds’ investments. In addition, to the extent the Funds invest in short-term instruments that have negative yields, a Fund’s value may be impaired as a result. Any suspension of trading in markets in which a Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in those markets. The impact of this outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. The duration of the outbreak and its effects cannot be determined with any certainty.

In the past, governmental and quasigovernmental authorities and regulators throughout the world have responded to major economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments.

The outbreak could also impair the information technology and other operational systems upon which the Funds’ service providers rely and could otherwise disrupt the ability of employees of the Funds’ service providers to perform critical tasks relating to the Funds. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. Public health crises may exacerbate other pre-existing political, social, and economic risks in certain countries or globally.”

Performance History

The bar charts below show each Fund’s annual returns for its Investor Class shares as of December 31, 2019. The performance of each Fund’s Institutional Class shares will differ due to differences in expenses.

The tables below show how the Funds’ average annual returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in each Fund. Past performance of a Fund is not necessarily an indication of how it will perform in the future. The table also presents the impact of taxes on each Fund’s Investor Class shares.

Updated performance information is available by calling toll-free 800-673-0550.

Target Fund

Investor Class Year-by-Year Annual Returns as of December 31st

During the period shown, the highest quarterly return was 11.55% (quarter ended September 30, 2013) and the lowest quarterly return was -14.76% (quarter ended December 31, 2018).

Year to date return as of March 31, 2020 was -29.47%.

Average Annual Returns for the Periods Ended December 31, 2019

Return Before Taxes	1 Year	5 Year	Since Inception (12/27/2012)
Investor Class Shares	17.90%	2.60%	4.15%
Institutional Class Shares	18.13%	2.87%	4.42%
Return After Taxes – Investor Class Shares
Return After-Taxes on Distributions	16.55%	1.99%	3.66%
Return After-Taxes on Distributions and Sale of Fund Shares	10.60%	1.73%	3.02%
Morningstar® US Large-Mid Value IndexSM (TR) (reflects no deduction for fees, expenses or taxes) (1)	25.53%	9.42%	12.41%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes) (1)	22.01%	5.67%	6.28%

(1)	As part of a change in its investment strategy, the Dividend Fund changed its primary benchmark from the MSCI EAFE Index to the Morningstar® US Large-Mid Value IndexSM (TR). The new benchmark became effective on August 31, 2019. Under the 1940 Act and its rules, the Dividend Fund must include the MSCI EAFE Index’s performance in its prospectus and shareholder reports for one year from the date of change.

After-tax returns are shown for the Investor Class shares only. After-tax returns for the Institutional Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Dividend Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”), in which case you will generally be taxed upon withdrawal of monies from the tax-deferred arrangement. The index returns presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if expenses and taxes were deducted, the actual returns of the indices would be lower).

Survivor Fund

Investor Class Year-by-Year Annual Returns as of December 31st

During the period shown, the highest quarterly return was 15.19% (quarter ended March 31, 2012) and the lowest quarterly return was -16.17% (quarter ended September 30, 2011).

Year to date return as of March 31, 2020 was -29.32%.

Average Annual Returns for the Periods Ended December 31, 2019

Return Before Taxes	1 Year	5 Years	10 Years
Investor Class shares	28.15%	9.33%	11.89%
Institutional Class shares	28.49%	9.60%	12.16%
Return After Taxes – Investor Class Shares
Return After-Taxes on Distributions	26.40%	7.07%	10.11%
Return After-Taxes on Distributions and Sale of Fund Shares	17.40%	6.82%	9.34%
Morningstar® US Large-Mid Value IndexSM (TR) (reflects no deduction for fees, expenses or taxes)(1)	25.53%	9.42%	11.64%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)(1)	31.43%	11.48%	13.54%

(1)	On August 31, 2019, the Core Fund changed its primary benchmark from the Russell 1000® Index to the Morningstar® US Large-Mid Value IndexSM (TR). Under the 1940 Act and its rules, the Core Fund must include in its prospectus and shareholder reports the Russell 1000 Index’s performance for one year from the date of the change.

After-tax returns are shown for the Investor Class shares only. After-tax returns for the Institutional Class shares will vary. After-tax returns are calculated using the historical highest individual federal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Core Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”), in which case you will generally be taxed upon withdrawal of monies from the tax-deferred arrangement. The index returns presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if expenses and taxes were deducted, the actual returns of the indices would be lower).

The Survivor Fund has outperformed the Target Fund for the one-year and five-year periods ended December 31, 2019 and for every calendar year except 2015 since the Target Fund’s December 27, 2012 inception. The accounting survivor of the Reorganization will be the Survivor Fund.  As such, the Combined Fund will continue the performance history of the Survivor Fund after the closing of the Reorganization.

Management of the Funds

Adviser

Applied Finance Advisors LLC (formerly Toreador Research & Trading, LLC), located at 17806 IH 10, Suite 300, San Antonio, TX 78257 (the “Adviser”), manages the investments of the Funds. The Adviser is registered as an adviser under the Advisers Act of 1940, as amended. The Adviser is a privately held, limited liability company. The Adviser is controlled by Paul Blinn and The Applied Finance Group, Ltd. The Applied Finance Group, Ltd. is controlled by Rafael Resendes and Daniel Obrycki.

Pursuant to an investment advisory agreement (the “Agreement”), the Adviser, subject to the supervision of the Trustees, provides a continuous investment program for the Funds, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Funds’ investment objectives, policies, and restrictions as set forth in the Funds’ Prospectus and Statement of Additional Information. The Adviser is responsible for effecting all security transactions on behalf of the Funds, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Funds and furnishes to the trustees such periodic or other reports as the trustees may request.

Under the terms of the Agreement, the Adviser manages the Funds’ investments. As compensation for its management services, each Fund is obligated to pay the Adviser an annual fee equal to 0.90% of its average daily net assets. The Adviser also has entered into a written expense limitation agreement until August 31, 2020 under which it has agreed to limit the total expenses of the Funds (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to the Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.95% and 0.75% of the average daily net assets of the Core Fund and Dividend Fund, respectively. Each fee waiver or reimbursement of an expense by the Adviser is subject to repayment by the respective Fund within three years following the date such waiver and/or reimbursement was made, provided that the respective Fund can make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

The existing expense limitation arrangements for the Survivor Fund will continue after the Reorganization to limit fees and expenses of the Combined Fund until at least August 31, 2021.

Portfolio Managers

Mr. Paul Blinn, portfolio manager, is jointly responsible for the day-to-day management of the Funds’ portfolios, including stock selection, investment monitoring and trading. Mr. Blinn is a founding member of the Adviser. Mr. Blinn has over 25 years of capital market experience. Mr. Blinn was an Executive Director at UBS, a global financial firm, and its predecessor entities from 1985 to 2000. Subsequent to UBS, Mr. Blinn was a Vice President of a leading option market maker and then a Senior Equity derivatives trader for a hedge fund from 2000 to 2005. Mr. Blinn graduated with honors from The University of Texas at Austin with a BBA in Finance. Mr. Blinn is also the founder and sole shareholder of Beacon Pin, Inc. (“BPI”). BPI is a holding company which contracts with the Adviser to provide Mr. Blinn’s services as a portfolio manager to the Funds. BPI has no other business operations.

Mr. Resendes, portfolio manager, is jointly responsible for the day-to-day management of the Funds’ portfolios, including stock selection and investment monitoring. Mr. Resendes is a founding member of the Adviser. Mr. Resendes is also a co-founder of The Applied Finance Group, Ltd. (“AFG”) in 1995 and Applied Finance Capital Management, LLC (formerly, “The Applied Finance Group International, LLC”) (“AFCM”) in 2014. Mr. Resendes has over 25 years of capital market experience and has spent the majority of those years in the areas of equity research and valuation. Mr. Resendes was an adjunct professor of finance at DePaul University in Chicago from 1998 to 1999. He graduated Phi Beta Kappa from The University of California, Berkeley with a BS in Finance and received his MBA from the University of Chicago.

The Adviser makes payments to BPI and AFCM for services rendered to the Adviser by BPI and AFCM. Each Portfolio Manager is compensated by BPI or AFCM, as applicable, out of the fees received from the Adviser. Further, Mr. Blinn and Mr. Resendes receive a share of the net profits of the Adviser, if any, based on each person’s percentage ownership interest in the Adviser.

As stated above, Portfolio Manager Rafael Resendes is a co-founder and executive of AFG and AFCM. AFG is an investment consulting firm that provides financial analyses, equity research, and valuation services to financial institutions. AFG provides research and operational support services to the Adviser, and the Adviser pays AFG for these services. In order to avoid conflicts of interest or potential misuse of information, the Adviser has implemented policies and procedures to restrict access to certain types of information until generally published and requires outside compliance involvement to oversee and pre-approve certain types of transactions where conflicts may arise. Further, the Adviser has engaged an outside compliance firm to oversee this program and implement and monitor the adopted policies and procedures.

AFCM is a Puerto Rican limited liability company that provides marketing and portfolio management services to the Adviser.

Each Portfolio Manager may carry on investment activities for his own account(s) and/or the accounts of immediate family members; as a result, each Portfolio Manager may engage in activities other than on behalf of the Funds. Conflicts may arise as a result of the Portfolio Manager’s differing economic interests in respect of such activities, such as with respect to allocating investment opportunities. Pursuant to the Code of Ethics adopted by each of the Trust and the Adviser, the Portfolio Managers are prohibited from effecting certain types of transactions for their personal accounts unless such transactions receive the prior written consent of the Adviser’s Chief Compliance Officer, who is independent of the Adviser.

Purchase, Redemption and Pricing of Fund Shares

How To Buy Shares

You may purchase shares of the Funds through financial intermediaries, such as fund supermarkets or through brokers or dealers who are authorized by First Dominion Capital Corp. (the “Distributor”), the Funds’ distributor, to sell shares of the Funds, and through advisers and consultants and other investment professionals (collectively “Financial Intermediaries”). You may request a copy of this prospectus by calling toll-free (800) 673-0550. Financial Intermediaries who offer shares of the Funds may require the payment of fees from their individual clients, which may be different from those described in this prospectus. For example, Financial Intermediaries may charge transaction fees or set different minimum investment amounts. They may also have policies and procedures that are different from those contained in this prospectus. Investors should consult their Financial Intermediary regarding its procedures for purchasing and selling shares of the Funds as the policies and procedures may be different.

The price you pay for a share of a Fund is the NAV next determined upon receipt of your purchase request by Commonwealth Fund Services, Inc. (the “Transfer Agent”) or an authorized financial intermediary. A Fund will be deemed to have received your purchase or redemption order when the authorized financial intermediary receives the order. Such financial intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf.

Certain financial intermediaries may have agreements with the Funds that allow them to enter confirmed purchase and redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to a Fund by the time the Fund prices its shares on the following business day.

The Funds are not responsible for ensuring that a financial intermediary carries out its obligations. You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of a Fund.

Share Class Alternatives. Two different classes of shares are currently offered through this prospectus: Investor Class shares charging a 0.25% 12b-1 fee and Institutional Shares not charging 12b-1 fees.

The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices and minimum investment requirements. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial advisor to determine which class best meets your financial objectives.

Minimum Investments. The minimum initial purchase or exchange into the Investor shares of each Fund is $1,000. Subsequent investments must be in amounts of $100 or more for Investor Class shares. The minimum initial purchase or exchange into the Institutional shares of each Fund is $10,000. Subsequent investments in Institutional shares must be in amounts of $100 or more. The Funds may waive minimums for purchases or exchanges through employer-sponsored retirement plans. The Trust may waive the minimum initial investment requirement for purchases made by trustees, officers and employees of the Trust. The Trust may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Trust may also change or waive policies concerning minimum investment amounts at any time. The Funds retain the right to refuse to accept an order.

Small Account Balances. If the value of your account falls below the minimum account balance of $1,000 a Fund may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, a Fund may close your account and send you the proceeds. A Fund will not close your account if it falls below this amount solely as a result of Fund performance. Please check with your Financial Intermediary concerning required minimum account balances. You should note that should a Fund close your account and it is a non-retirement account, such redemption of Fund shares would be subject to taxation. Please refer to the section entitled “Dividends, Distributions and Taxes” below.

Proper Form. Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received by the Fund.

Customer Identification Program. Federal regulations require that the Trust obtain certain personal information about you when opening a new account. As a result, the Trust must obtain the following information for each person that opens a new account:

Name;

Date of birth (for individuals);

Residential or business street address (although post office boxes are still permitted for mailing); and

Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Trust may restrict your ability to purchase additional shares until your identity is verified. The Trust also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Purchases By Mail. For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, together with your check payable to the respective Fund. Please be sure to specify which class of shares in which you wish to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Purchases by Wire. You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Funds toll-free at (800) 673-0550 or the Transfer Agent toll-free at (800) 628-4077 to advise the Trust of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Funds’ records. You will not have access to your shares until the Funds’ records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

General. The Trust reserves the right, in its sole discretion, to withdraw all or any part of the offering of shares of a Fund when, in the judgment of the Funds’ management, such withdrawal is in the best interest of the Funds. An order to purchase shares is not binding on, and may be rejected by, the Funds until it has been confirmed in writing by the Funds and payment has been received. The price you pay for a share of the Funds is the NAV next determined upon receipt by the Transfer Agent or financial intermediary.

Other Purchase Information. You may purchase and redeem Fund shares, or exchange shares of a Fund for those of another, by contacting any broker authorized by the Distributor to sell shares of the Funds, by contacting the Funds toll-free at (800) 673-0550 or by contacting the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning toll-free (800) 628-4077. Brokers may charge transaction fees for the purchase or sale of the Funds’ shares, depending on your arrangement with the broker.

How To Sell Shares

You may redeem your shares of the Funds at any time and in any amount by contacting your Financial Intermediary or by contacting the Fund by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be considered in “proper form.” The Transfer Agent will promptly notify you if your redemption request is not in proper form. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

The Funds’ procedure is to redeem shares at the NAV next determined after the Transfer Agent or authorized financial intermediary receives the redemption request in proper form. Payment of redemption proceeds will be made promptly, as instructed by check, wire or automated clearing house (ACH) but no later than the seventh calendar day following the receipt of the request in proper form. The Funds may suspend the right to redeem shares for any period during which the New York Stock Exchange (the “NYSE”) is closed or the SEC determines that there is an emergency. In such circumstances, you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

The Funds typically expect to meet redemption requests through cash holdings or cash equivalents and anticipates using these types of holdings on a regular basis. The Funds typically expect to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form: (i) for payment by check, the Funds typically expect to mail the check within two business days; and (ii) for payment by wire or ACH, the Funds typically expect to process the payment within two business days. Payment of redemption proceeds may take up to 7 days as permitted under the 1940 Act. Under unusual circumstances as permitted by the Securities and Exchange Commission (the “SEC”), the Funds may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

To the extent cash holdings or cash equivalents are not available to meet redemption requests, the Funds will meet redemption requests by selling portfolio assets. In addition, if a Fund determines that it would be detrimental to the best interest of the Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

If you sell your shares through a securities dealer or investment professional, it is such person’s responsibility to transmit the order to the Funds in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until a completed account application for the account is received to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

Redemption By Mail. To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered, to: the name of the Fund, Attn: Redemptions, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent toll-free at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

Redemption By Telephone. You may redeem your shares by telephone if you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent toll-free at (800) 628-4077. There is no charge to shareholders for redemptions by telephone. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Redemption By Wire. If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

The Funds will not be responsible for any losses resulting from unauthorized transactions (such as purchases, sales or exchanges) if they follow reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. There is no fee for redemptions by wire.

Redemption in Kind. The Funds typically expect to satisfy requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis, and if the Adviser believes it is in the best interest of a Fund and its shareholders not to sell portfolio assets, a Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian to the extent such arrangements are in place with the custodian.

In addition to paying redemption proceeds in cash, the Funds reserve the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” While the Funds do not intend, under normal circumstances, to redeem shares by payment in kind, it is possible that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of a Fund, either through the distribution of selected individual portfolio securities or a pro-rata distribution of all portfolio securities held by the Fund.

Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the respective Fund’s NAV per share. Shareholders receiving them may incur brokerage costs when these securities are sold and will be subject to market risk until such securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Funds must pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of a Fund’s net assets at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Funds’ election. The Funds’ methods of satisfying shareholder redemption requests will normally be used during both regular and stressed market conditions.

Net Asset Value

The Funds’ share price, called the NAV per share, is determined as of the close of trading on the NYSE (generally, 4:00 p.m. Eastern time) on each business day that the NYSE is open (the “Valuation Time”). As of the date of this prospectus, the Funds have been informed that the NYSE observes the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund’s investments and other assets attributable to the Fund’s shares, subtracting any liabilities attributable to the applicable class and then dividing by the total number of the applicable classes’ shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the different classes may vary.

Fund shares are bought or exchanged at the public offering price per share next determined after a request has been received in proper form (as defined below). The public offering price of the Funds’ shares is equal to the NAV plus the applicable front-end sales charge, if any. Shares of the Fund held by you are sold or exchanged at the NAV per share next determined after a request has been received in proper form. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in Proper Form after the Valuation Time, will be processed the next business day.

Fair Value Pricing

The Funds’ securities are valued at current market prices. Investments in securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the average of the bid and ask price on the valuation date. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Funds’ Board of Trustees. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Funds’ officers in a manner specifically authorized by the Board of Trustees of the Funds. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Funds are aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith by the administrator, in consultation with the Adviser, under procedures set by the Board. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

The Trust has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Funds when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.

When the Trust uses fair value pricing to determine the NAV per share of the Funds, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Trust’s policy is intended to result in a calculation of the Funds’ NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Trust’s procedures may not accurately reflect the price that the Funds could obtain for a security if they were to dispose of that security as of the time of pricing.

General Information

Signature Guarantees. To help protect you and the Funds from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be made payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, signature guarantees must appear on either: (1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a “stock power”) specifying the total number of shares being redeemed. The Trust may waive these requirements in certain instances.

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

Automatic Investment Plan. Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of Fund shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange Privilege. To the extent the Adviser manages other funds in the Trust, you may exchange all or a portion of your shares in a Fund for shares of the same class of certain other funds of the Trust managed by the Adviser having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. You won’t pay a deferred sales charge on an exchange; however, when you sell the shares you acquire in an exchange, you will pay a deferred sales charge based on the date you bought the original shares you exchanged. As of the date of this prospectus, the Adviser manages four funds in the Trust.

Frequent purchases and redemptions (“Frequent Trading”) (as discussed below) can adversely impact Fund performance and shareholders. Therefore, the Trust reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Trust also reserves the right to refuse exchange requests by any person or group if, in the Trust’s judgment, the Funds would be unable to invest the money effectively in accordance with their investment objectives and policies or would otherwise potentially be adversely affected. The Trust further reserves the right to restrict or refuse an exchange request if the Trust has received or anticipates simultaneous orders affecting significant portions of the Funds’ assets or detects a pattern of exchange requests that coincides with a “market timing” strategy. Although the Trust will attempt to give you prior notice when reasonable to do so, the Trust may modify or terminate the Exchange Privilege at any time.

How to Transfer Shares. If you wish to transfer shares to another owner, send a written request to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. Your request should include: (i) the name of the Fund and existing account registration; (ii) signature(s) of the registered owner(s); (iii) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed; (iv) any stock certificates which have been issued for the shares being transferred; (v) signature guarantees (See “Signature Guarantees”); and (vi) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent toll-free at (800) 628-4077.

Account Statements and Shareholder Reports. Each time you purchase, redeem or transfer shares of the Funds, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

Shareholder Communications. The Funds may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Funds send these documents to each shareholder individually by calling the Funds, toll-free, at (800) 673-0550.

General. The Funds will not be responsible for any losses from unauthorized transactions (such as purchases, sales or exchanges) if they follow reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

Dividends, Distributions and Taxes

Dividends and Capital Gain Distributions. Dividends from net investment income, if any, are declared and paid at least annually for the Funds. The Funds intend to distribute at least annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Funds, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Funds shortly before the next distribution, because doing so can cost you money in taxes. This is known as “buying a dividend”. To avoid buying a dividend, check the Funds’ distribution schedule before you invest.

Taxes. In general, Fund distributions are taxable to you as either ordinary income or capital gain. This is true whether you reinvest your distributions in additional shares of the Funds or receive them in cash. Any long-term capital gain the Funds distribute are taxable to you as long-term capital gain no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gain of the Funds) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Funds, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Funds for shares of a different fund of the Trust is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

By law, the Funds must withhold 24% of your taxable distributions and proceeds if you: (1) have failed to provide a correct taxpayer identification number (TIN); (2) are subject to backup withholding by the Internal Revenue Service (IRS); (3) have failed to provide the Funds with the certifications required by the IRS to document that you are not subject to backup withholding; or (4) have failed to certify that you are a U.S. person (including a U.S. resident alien).

Cost Basis Reporting. Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Funds have chosen average cost as the standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax adviser with regard to your personal circumstances.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Frequent Purchases and Redemptions

Frequent purchases and redemptions (“Frequent Trading”) of shares of the Funds may present a number of risks to other shareholders of the Funds. These risks may include, among other things, dilution in the value of shares of the Funds held by long-term shareholders, interference with the efficient management by the Adviser of the Funds’ portfolio holdings, and increased brokerage and administration costs. Due to the potential of an overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Funds could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Funds may face unfavorable impacts as portfolio securities concentrated in certain sectors may be more volatile than investments across broader ranges of industries as sector-specific market or economic developments may make it more difficult to sell a significant amount of shares at favorable prices to meet redemptions. Frequent Trading may also increase portfolio turnover, which may result in increased capital gains taxes for shareholders of the Funds. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Trustees have adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Funds under which the Trust’s Chief Compliance Officer and Transfer Agent will monitor Frequent Trading using various surveillance techniques. Under these policies and procedures, shareholders may not engage in more than four “round-trips” (a purchase and sale or an exchange in and then out of a Fund) within a rolling twelve-month period. Shareholders exceeding four round-trips will be investigated by the Funds and if, as a result of this monitoring, the Funds believe that a shareholder has engaged in frequent trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in Frequent Trading of Fund shares. To minimize harm to the Funds and their shareholders, the Funds reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In the event the foregoing purchase and redemption patterns occur, it shall be the policy of the Trust that the shareholder’s account and any other account with the Funds under the same taxpayer identification number shall be precluded from investing in the Funds (including investment that are part of an exchange transaction) for such time period as the Trust deems appropriate based on the facts and circumstances (including, without limitation, the dollar amount involved and whether the Investor has been precluded from investing in the Funds before); provided that such time period shall be at least 30 calendar days after the last redemption transaction. The above policies shall not apply if the Trust determines that a purchase and redemption pattern is not a Frequent Trading pattern or is the result of inadvertent trading errors.

These policies and procedures will be applied uniformly to all shareholders and, subject to certain permissible exceptions as described above, the Funds will not accommodate abusive Frequent Trading. The policies also apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Funds. Accordingly, the ability of the Funds to monitor and detect Frequent Trading activity through omnibus accounts may be more limited and there is no guarantee that the Funds will be able to identify shareholders who may be engaging in Frequent Trading through omnibus accounts or to curtail such trading. However, the Funds will establish information sharing agreements with intermediaries as required by Rule 22c-2 under the 1940 Act that require sharing of information about you and your account, and otherwise use reasonable efforts to work with intermediaries to identify excessive short-term trading in underlying accounts.

If the Funds identify that excessive short-term trading is taking place in a participant-directed employee benefit plan accounts, the Funds or its Adviser or Transfer Agent will contact the plan administrator, sponsor or trustee to request that action be taken to restrict such activity. However, the ability to do so may be constrained by regulatory restrictions or plan policies. In such circumstances, it is generally not the policy of the Funds to close the account of an entire plan due to the activity of a limited number of participants. However, the Funds will take such actions as deemed appropriate in light of all the facts and circumstances.

The Funds’ policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Funds or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Funds are unable to detect and deter trading abuses, the Funds’ performance, and their long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from Frequent Trading, even when the trading is not for abusive purposes.

The Funds’ Board has approved the imposition of a redemption fee to discourage market timing. If you are in a category of investors who purchase Investor Class shares or Institutional Class shares of the Funds through certain programs, you will be subject to a 2.00% redemption fee if you redeem your shares less than 60 calendar days after you purchase them. If this fee is imposed it would raise the expenses of your shares. Such fees, when imposed, are credited directly to the assets of the Funds to help defray the expenses to the Funds of short-term trading activities. These fees are never used to pay distribution or sales fees or expenses. The redemption fee will not be assessed on certain types of accounts or under certain conditions.

Distribution Arrangements

The Funds are offered through financial supermarkets, advisers and consultants, financial planners, brokers, dealers and other investment professionals (collectively, “Financial Intermediaries”), and directly through the Distributor. Financial Intermediaries who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Rule 12b-1 Fees. Each of the Funds has adopted a Distribution Plan with respect to Investor Class shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to each of the Distribution Plans, the Funds compensate the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of each Fund’s shares (this compensation is commonly referred to as “12b-1 fees”). The Distribution Plans provide that the Funds will pay the annual rate of up to 0.25% of the average daily net assets of each Fund’s Investor Class shares for activities primarily intended to result in the sale of those shares. These activities include reimbursement to entities for providing distribution and shareholder servicing with respect to each Fund’s shares. Because the 12b-1 fees are paid out of the Funds’ assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges. The Institutional Class shares are sold without the imposition of 12b-1 fees.

Shareholder Services Plan. Each of the Funds have adopted a shareholder services plan with respect to its Investor and Institutional Class shares. Under a shareholder services plan, each of the Funds may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, such as: (i) maintaining accounts relating to Clients that invest in shares; (ii) arranging for bank wires; (iii) responding to Client inquiries relating to the services performed by Service Providers; (iv) responding to inquiries from Clients concerning their investment in shares; (v) assisting Clients in changing dividend options, account designations and addresses; (vi) providing information periodically to Clients showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to Clients; (viii) processing purchase, exchange and redemption requests from Clients and placing orders with the Funds or their service providers; (ix) providing sub-accounting with respect to shares beneficially owned by Clients; and (x) processing dividend payments from the Funds on behalf of Clients.

Because the Funds have adopted the shareholder services plan to compensate authorized firms for providing the types of services described above, the Funds believe the shareholder services plan is not covered by Rule 12b-1 under the 1940 Act, which relates to payment of distribution fees. The Funds, however, follow the procedural requirements of Rule 12b-1 in connection with the implementation and administration of each shareholder services plan.

An authorized firm generally represents in a service agreement used in connection with the shareholder services plan that all compensation payable to the authorized firm from its customers in connection with the investment of their assets in the Funds will be disclosed by the authorized firm to its customers. It also generally provides that all such compensation will be authorized by the authorized firm’s customers.

The Funds do not monitor the actual services being performed by an authorized firm under the plan and related service agreement. The Funds also do not monitor the reasonableness of the total compensation that an authorized firm may receive, including any service fee that an authorized firm may receive from the Funds and any compensation the authorized firm may receive directly from its clients.

Shareholder Servicing. Certain Financial Intermediaries that maintain “street name” or omnibus accounts with the Funds provide sub-accounting, recordkeeping and/or administrative services to the Funds and are compensated for such services by the Funds. These service fees may be paid in addition to the fees paid under the 12b-1 Plan. For more information, please refer to the SAI.

CONSOLIDATED FINANCIAL HIGHLIGHTS

The fiscal year end of each Fund is April 30.  The consolidated financial highlights of the Target Fund and the Survivor Fund are included with this Combined Prospectus/Information Statement as Exhibit B.

The consolidated financial highlights of the Target Fund and the Survivor Fund are also contained in: (i) the Annual Report to shareholders of the Target Fund and Survivor Fund for the fiscal year ended April 30, 2020, which have been audited by Tait, Weller and Baker LLP, the Funds’ registered independent public accounting firm, and (ii) the Semi-Annual Report to shareholders of the Target Fund and Survivor Fund for the six months ended October 31, 2019, which are unaudited. The Annual Report and Semi-Annual Report, which have previously been sent to shareholders, are available on request and without charge by writing to the Funds at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, and, with respect to the Target Fund and Survivor Fund, are incorporated by reference into this Combined Prospectus/Information Statement.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The following summary is qualified in its entirety by reference to the Plan of Reorganization found in Exhibit A.

The Plan of Reorganization provides that all of the assets and liabilities of the Target Fund will be transferred to the Survivor Fund in exchange for shares of the Survivor Fund.  The shares of the Survivor Fund issued to the Target Fund will have an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s shares outstanding as of the close of trading on the NYSE on the Closing Date (as defined in Exhibit A) of the Reorganization (the “Valuation Time”). Upon receipt by the Target Fund of the shares of the Survivor Fund, the Target Fund will distribute Survivor Fund shares to its shareholders and will be terminated as a series of the Trust.

The distribution of the Survivor Fund shares to the Target Fund shareholders will be accomplished by opening new accounts on the books of the Survivor Fund in the names of the Target Fund shareholders and transferring to those shareholder accounts the shares of the Survivor Fund.  Such newly-opened accounts on the books of Survivor Fund will represent the respective pro rata number of shares of the Survivor Fund that the Target Fund is to receive under the terms of the Plan of Reorganization. See “Terms of the Reorganization” below.

Accordingly, as a result of the Reorganization, each Target Fund shareholder will own shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that the shareholders owned immediately prior to the Reorganization.

No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of shares of the Survivor Fund in the Reorganization.

Terms of the Reorganization

Pursuant to the Plan of Reorganization, on the Closing Date, the Target Fund will transfer to the Survivor Fund all of its assets in exchange solely for shares of the Survivor Fund.  The aggregate net asset value of the shares issued by the Survivor Fund will be equal to the value of the assets of the Target Fund transferred to the Survivor Fund as of the Closing Date, as determined in accordance with the Survivor Fund’s valuation procedures, net of the liabilities of the Target Fund assumed by the Survivor Fund. The Target Fund expects to distribute the shares of the Survivor Fund to its shareholders promptly on the Closing Date.  Thereafter, the Target Fund will be terminated as a series of the Trust.

The Plan of Reorganization contains customary representations, warranties, and conditions.  If, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true, the Trust shall not be required to consummate the transactions contemplated by the Plan of Reorganization.  The Plan of Reorganization may be terminated and the transactions contemplated thereby may be abandoned by resolution of the Trust’s Board, on behalf of either the Survivor Fund or the Target Fund, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable. The Plan of Reorganization may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust, on behalf of either the Survivor Fund or the Target Fund.

Reasons for the Reorganization

In the course of their discussions, the Trustees considered a variety of information, including that the Survivor Fund and the Target Fund had the same management fee. They observed that the two Funds had similar investment objectives and identical fundamental investment policies. They noted that the cost of the proposed Reorganization would be paid by the Funds, and that Practus, LLP indicated that the Reorganization would not result in a taxable event for shareholders. The Trustees discussed the Adviser’s rationale for proposing the Reorganization, noting that the Adviser indicated that it was no longer willing to continue subsidizing the expenses of the Target Fund at its current asset levels. They further acknowledged that the Survivor Fund had demonstrated superior performance to that of the Target Fund since the Survivor Fund’s inception. After further discussion, the Board concluded that the Reorganization was in the best interests of each Fund, as well as each Fund’s shareholders, and that each Fund’s shareholders would not have their interests diluted as a result of the merger. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Federal Income Taxes

The combination of the Target Fund and the Survivor Fund in the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If so, neither the Target Fund nor its shareholders will recognize gain or loss as a result of the Reorganization. The tax basis of the Survivor Fund shares received will be the same as the basis of the Target Fund shares exchanged and the holding period of the Survivor Fund shares received will include the holding period of the Target Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. Nevertheless, the sale of securities by the Target Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in taxable capital gains distribution prior to the Reorganization. Prior to the closing of the Reorganization, the Target Fund will pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the closings. This distribution would be taxable to shareholders that are subject to tax. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

As of April 30, 2020, the Target Fund had unutilized federal tax short-term capital loss carryforwards of $4,159,051, which may be carried forward indefinitely, subject to the issues discussed in the next paragraph. Capital loss carryforwards may be used to offset future capital gains, subject to applicable restrictions under the Code.

The final amount of unutilized capital loss carryover for the Target Fund is subject to change and will not be determined until the time of the Reorganization. After and as a result of the Reorganization, these capital loss carryforwards and the utilization of certain unrealized capital losses may be subject to limitations under applicable tax laws on the rate at which they may be used in the future to offset capital gains of the Survivor Fund.

Expenses of the Reorganization

The costs of the Reorganization will be borne by the Funds. The Target Fund will pay 30% of the costs and the Survivor Fund will pay 70% of the costs. The Survivor Fund will bear a larger portion of the costs than the Target Fund because it has a larger asset base prior to the Reorganization and is expected to achieve a long-term benefit post-Reorganization through increased asset size and anticipated economies of scale resulting in lower gross operating expenses.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Survivor Fund will establish a position for each Target Fund shareholder on the books of the Survivor Fund containing the appropriate number of shares of the Survivor Fund to be received in the Reorganization. No certificates for shares of the Survivor Fund will be issued in connection with the Reorganization.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Target Fund and the Survivor Fund will be passed on by the law firm of Practus LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211.

Experts

The financial statements and financial highlights of the Target Fund and the Survivor Fund, each a series of the Trust, incorporated in this Combined Prospectus/Information Statement by reference from the Annual Report on Form N-CSR of World Funds Trust for the fiscal year ended April 30, 2020 have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements and financial highlights have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

 OTHER INFORMATION

Capitalization
as of April 30, 2020
		Total Net Assets	Shares	Net Asset Value Per Share
Target Fund	Institutional Class	$ 3,096,702	221,725	$ 13.97
Target Fund	Investor Class	$ 3,839,144	288,034	$ 13.33

Survivor Fund	Institutional Class	$ 28,081,893	2,341,542	$ 11.99
Survivor Fund	Investor Class	$ 9,300,750	779,213	$ 11.94

Reduction in net assets and decrease in net asset values per share to reflect the estimated expenses of the Reorganization:

Survivor Fund	Institutional Class	($ 26,292)	2,341,542	$(0.01)
Survivor Fund	Investor Class	($ 8,708)	779,213	$(0.01)

Target Fund	Institutional Class	($ 6,697)	221,725	$(0.03)
Target Fund	Investor Class	($ 8,303)	288,034	$(0.03)

Pro Forma Share Adjustment

Survivor Fund	Institutional Class	34,365
Survivor Fund	Investor Class	31,822

Pro Forma - Survivor Fund
Survivor Fund	Institutional Class	$ 31,145,606	2,597,632	$ 11.99
Survivor Fund	Investor Class	$ 13,122,883	1,099,069	$ 11.94

Shareholder Information

As of June 30, 2020, each Class of the Funds had the following number of shares issued and outstanding:

Applied Finance Core Fund (Survivor Fund)
Institutional Class	2,277,561
Investor Class	747,026
Applied Finance Dividend Fund (Target Fund)
Institutional Class	208,145
Investor Class	280,795

As of June 30, 2020, the following persons owned of record or beneficially 5% or more of each Class of the Funds:

Names and Addresses	Percent of Class	Type of Ownership
Applied Finance Core Fund Institutional Class
Charles Schwab & Co Inc. 101 Montgomery St. San Francisco, CA 94104	21.64%	Record
LPL Financial 4707 Executive Dr. San Diego, CA 92121	39.86%	Record
Applied Finance Core Fund Investor Class
Charles Schwab & Co Inc. 101 Montgomery St. San Francisco, CA 94104	59.69%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.78%	Record
Applied Finance Dividend Fund Institutional Class
Matrix Trust Co. as Agent for Advisor Trust, Inc. Applied Finance Group, LTD. PSP 717 17th Street, Ste 1300 Denver, CO 80202	12.42%	Record
CBNA as Custodian FBO McCarthy Tire Service Co 401(k) PSP 6 Rhoads Dr, Ste 7 Utica, NY 13502	5.01%	Record
Charles Schwab & Co Inc. 101 Montgomery St. San Francisco, CA 94104	30.03%	Record
LPL Financial 4707 Executive Dr. San Diego, CA 92121	42.33%	Record
Applied Finance Dividend Fund Investor Class
Charles Schwab & Co Inc. 101 Montgomery St. San Francisco, CA 94104	57.09%	Record
TD Ameritrade Inc. PO Box 2226 Omaha, NE 68103	21.35%	Record

Shareholder Rights and Obligations

Both the Target Fund and Survivor Fund are series of the Trust, a statutory trust organized under the laws of the state of Delaware.  Under the Trust’s Agreement and Declaration of Trust, the Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. The shares of each series of the Trust have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

With respect to each Fund, shares have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately.

When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of Survivor Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders. As a general matter, the Survivor Fund does not intend to hold future regular annual or special meetings of its shareholders unless the election of directors is required by the 1940 Act.  Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders of either Fund should send such proposal to World Funds Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.  To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (the “Agreement”), is made as of the 24th day of June, 2020, by World Funds Trust, a Delaware statutory trust with its principal place of business at 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235, on behalf of each of its two separate investment series, Applied Finance Core Fund (the “Survivor Fund”) and Applied Finance Dividend Fund (the “Target Fund”), with respect to the reorganization transaction described herein.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Target Fund to the Survivor Fund in exchange solely for shares of the Survivor Fund (the “Survivor Fund Shares”), the assumption by the Survivor Fund of all of the liabilities of the Target Fund described in paragraph 1.3, and the distribution of the Survivor Fund Shares to the shareholders of shares of the Target Fund in complete liquidation of the Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Target Fund and Survivor Fund are each separate investment series of an open-end, registered investment company of the management type and the Target Fund owns securities that generally are assets of the character in which the Survivor Fund is permitted to invest; and

WHEREAS, the Board of Trustees of the Trust has determined, with respect to the Survivor Fund, that the exchange of all of the assets of the Target Fund for the Survivor Fund Shares and the assumption of all of the liabilities of the Target Fund by the Survivor Fund, as described in paragraph 1.3 herein, is in the best interests of the Survivor Fund and its shareholders and that the interests of the existing shareholders of the Survivor Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the Trust has also determined, with respect to the Target Fund, that the exchange of all of the assets of the Target Fund for the Survivor Fund Shares and the assumption of the liabilities of the Target Fund by the Survivor Fund, as described in paragraph 1.3 herein, is in the best interests of the Target Fund and its shareholders and that the interests of the existing shareholders of the Target Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the Trust, on behalf of each of the Survivor Fund and the Target Fund, respectively, hereby covenants and agrees as follows:

1.0	TRANSFER OF ASSETS OF THE TARGET FUND TO THE SURVIVOR FUND IN EXCHANGE FOR SURVIVOR FUND SHARES, THE ASSUMPTION OF THE LIABILITIES OF THE TARGET FUND AND THE LIQUIDATION OF THE TARGET FUND

1.1.	Subject to the requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer all of its respective assets, as set forth in paragraph 1.2, to the Survivor Fund, and the Survivor Fund agrees in exchange therefor: (i) to deliver to the Target Fund the number of full and fractional Survivor Fund Shares as of the time and date set forth in paragraph 2.1 and (ii) to assume the liabilities of the Target Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.	The assets of the Target Fund to be transferred to the Survivor Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and dividends or interest receivable that are owned by the Target Fund, and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3.	The Survivor Fund shall assume all of the liabilities of the Target Fund. The Target Fund shall deliver to the Survivor Fund the Target Fund’s Statement of Assets and Liabilities as of the Closing Date.

1.4.	On or as closely as practicable prior to the Closing Date, the Target Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5.	Immediately after the transfer of assets provided for in paragraph 1.1, the Target Fund will: (i) distribute to the Target Fund’s shareholders of record, determined as of immediately after the close of business on the Closing Date, on a pro rata basis, the Shares of the Survivor Fund received by the Target Fund pursuant to paragraph 1.1 and (ii) thereafter completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Target Fund’s shares, by the transfer of the Survivor Fund Shares then credited to the account of the Target Fund on the books of the Survivor Fund to open accounts on the share records of the Survivor Fund in the names of the shareholders of record of the Target Fund’s shares, determined as of immediately after the close of business on the Closing Date (the “Target Fund Shareholders”). The aggregate net asset value of such Survivor Fund Shares to be so credited to such Target Fund Shareholders shall be equal to the aggregate net asset value of the outstanding Shares of the Target Fund owned by such shareholders on the Closing Date. All issued and outstanding Shares of the Target Fund will simultaneously be canceled on the books of the Target Fund. The Survivor Fund shall not issue certificates representing such Survivor Fund Shares in connection with such exchange.

1.6.	Ownership of Survivor Fund Shares of the Survivor Fund will be shown on its books. Survivor Fund Shares will be issued in the manner described in the Survivor Fund’s current prospectus.

1.7.	Any reporting responsibility of the Target Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.8.	As soon as reasonably practicable after the Closing Date, the Target Fund shall make all filings and take all steps as shall be necessary and proper to effect its complete dissolution.

2.0 VALUATION

2.1.	The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange on the Closing Date (and after the declaration of any dividends) (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) and then-current prospectus and statement of additional information with respect to the Survivor Fund, and valuation procedures established by the Survivor Fund’s Board, which are the same as the valuation procedures of the Target Fund.

2.2.	All computations of value shall be made by the Survivor Fund’s accounting agent and shall be subject to review by the Target Fund’s accounting agent and by each Fund’s independent registered public accounting firm.

3.0 CLOSING AND CLOSING DATE

3.1.	The Closing Date shall be August 14, 2020, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Trust or at such other time and/or place as the parties may agree.

3.2.	The Trust shall direct Fifth Third Bank, N.A., as custodian for the Target Fund (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that: (i) the Assets shall have been delivered in proper form to the Survivor Fund within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the Assets of the Survivor Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Survivor Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Trust on behalf of the Target Fund, shall direct the Custodian to deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Assets are deposited, the Target Fund’s portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Target Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3.	The Trust shall direct Commonwealth Fund Services, Inc. (the “Transfer Agent”), on behalf of the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Survivor Fund shall issue and deliver a confirmation evidencing the Survivor Fund Shares to be credited on the Closing Date to the Secretary of the Target Fund, or provide evidence satisfactory to the Target Fund that such Survivor Fund Shares have been credited to the Target Fund’s account on the books of the Survivor Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4.	In the event that on the Valuation Date: (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Target Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of the Trust, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.0 REPRESENTATIONS AND WARRANTIES

4.1.	The Trust, on behalf of the Target Fund, represents and warrants to the Survivor Fund as follows:

(a)	The Target Fund is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Trust’s Declaration of Trust and By-Laws to own all of its properties and assets and to carry on its business as it is presently being conducted;

(b)	The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities or blue sky laws;

(d)	The current prospectuses and statement of additional information of the Target Fund and each prospectus and statement of additional information of the Target Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)	On the Closing Date, the Target Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Survivor Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Survivor Fund;

(f)	The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a material violation of the Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Target Fund, is a party or by which it is bound, other than as disclosed to the Survivor Fund; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound, other than as disclosed to the Survivor Fund;

(g)	All material contracts or other commitments of the Target Fund (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability, or will be continued with respect to the Target Fund as of the Closing Date;

(h)	Except as otherwise disclosed in writing by the Trust, on behalf of the Survivor Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of its knowledge, threatened against the Trust, on behalf of the Target Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Except as otherwise disclosed in writing by the Trust, on behalf of the Survivor Fund, the Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)	The Statement of Assets and Liabilities and Schedule of Investments of the Target Fund as of April 30, 2020, and the related Statement of Operations, Changes in Net Assets and Financial Highlights for the periods then ended, have been audited by Tait, Weller and Baker LLP, an independent registered public accounting firm, included in its report dated June 17, 2020, and are in accordance with generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Survivor Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such date, and the results of its operations and the changes in its net assets for the year then ended, in accordance with U.S. GAAP, and there are no known material contingent liabilities of the Target Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j)	Since April 30, 2020, there have not been any material adverse changes in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, in each case except as otherwise disclosed to the Survivor Fund (for the purposes of this subparagraph (j), a decline in net asset value per share of the Target Fund due to declines in market values of securities in the Target Fund’s portfolio, the discharge of the Target Fund’s liabilities, or the redemption of Target Fund shares by shareholders of the Target Fund shall not constitute a material adverse change);

(k)	On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Target Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)	For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, and has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that will have accrued through the Closing Date;

(m)	All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust, and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Target Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3 of this Agreement. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Target Fund, nor is there outstanding any security convertible into the Target Fund shares;

(n)	The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board of the Trust, on behalf of the Target Fund, and this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable against the Target Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(o)	The information to be furnished by the Target Fund for use in the registration statement and other documents filed or to be filed by the Trust with any federal, state or local regulatory authority which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respect.

4.2.	The Trust, on behalf of the Survivor Fund, represents and warrants to the Target Fund as follows:

(a)	The Survivor Fund is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Trust’s Declaration of Trust and By-Laws to own all of its properties and assets and to carry on its business as it is presently being conducted;

(b)	The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Survivor Fund under the 1933 Act, is, or will be as of the Closing Date, in full force and effect;

(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Survivor Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)	The current prospectuses and statement of additional information of the Survivor Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)	The Survivor Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a material violation of the Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Survivor Fund, is a party or by which it is bound, other than as disclosed to the Target Fund; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Survivor Fund, is a party or by which it is bound, other than as disclosed to the Target Fund;

(f)	No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of its knowledge, threatened against the Trust, on behalf of the Survivor Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Survivor Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g)	All issued and outstanding shares of the Survivor Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and will be offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Survivor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Survivor Fund Shares, nor is there outstanding any security convertible into any Survivor Fund Shares;

(h)	The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of the Trust, on behalf of the Survivor Fund, and this Agreement will constitute a valid and binding obligation of the Survivor Fund, enforceable against the Survivor Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(i)	The Survivor Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will, on the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Survivor Fund Shares, and will be fully paid and non-assessable;

(j)	The Trust is not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(k)	The Survivor Fund does not have any unamortized or unpaid organizational fees or expenses;

(l)	On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Survivor Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Survivor Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns; and

(m)	For each taxable year of its operation, the Survivor Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will be eligible to do so and will do so for the taxable year including the Closing Date.

5.0 COVENANTS OF THE SURVIVOR FUND AND THE TARGET FUND

5.1.	The Survivor Fund and the Target Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include, without limitation, purchases and sales of portfolio securities, sales and redemptions of Target Fund shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.	The Target Fund covenants that the Survivor Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.	The Target Fund will assist the Survivor Fund in obtaining such information as the Survivor Fund reasonably requests concerning the beneficial ownership of the Target Fund shares.

5.4.	Subject to the provisions of this Agreement, the Survivor Fund and the Target Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5.	As soon as is reasonably practicable after the Closing, the Target Fund will make a liquidating distribution to its shareholders consisting of the Survivor Fund Shares received at the Closing.

5.6.	The Survivor Fund and the Target Fund shall each use commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as reasonably practicable.

5.7.	The Trust, on behalf of the Target Fund, covenants that it will, from time to time after the Closing, as and when reasonably requested by the Survivor Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Survivor Fund, may reasonably deem necessary or desirable in order to vest in and confirm: (a) the Trust’s, on behalf of the Target Fund’s, title to and possession of the Survivor Fund’s Shares to be delivered hereunder, and (b) the Trust’s, on behalf of the Survivor Fund’s, title to and possession of all the Assets.

5.8.	The Survivor Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.0 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Survivor Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.	All representations and warranties of the Trust, on behalf of the Survivor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.	The Trust, on behalf of the Survivor Fund, shall have delivered to the Target Fund a certificate executed in its name by its President or a Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Survivor Fund, made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

6.3.	The Trust, on behalf of the Survivor Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Survivor Fund, on or before the Closing Date;

6.4.	The Target Fund and the Survivor Fund shall have agreed on the number of full and fractional Survivor Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1 of this Agreement; and

6.5.	The Trust, on behalf of the Target Fund, shall have received on the Closing Date the opinion of Practus, LLP, counsel to the Trust (which may reasonably rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel and/or certificates of officers or Trustees of the Survivor Fund), dated as of the Closing Date, covering the following points:

(a)	The Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of the Survivor Fund’s properties and assets and to carry on its business, including that of the Survivor Fund, as a registered investment company, and the Survivor Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted;

(b)	The Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Survivor Fund, and, assuming due authorization, execution and delivery of the Agreement by the Trust, is a valid and binding obligation of the Trust, on behalf of the Survivor Fund, enforceable against the Trust in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(c)	The Survivor Fund Shares to be issued to the Target Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and are fully paid and non-assessable by the Trust, and no shareholder of the Survivor Fund has any preemptive rights to subscription or purchase in respect thereof;

(d)	The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the Trust’s Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which the Trust is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Trust is a party or by which it is bound;

(e)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by the Trust in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(f)	The Trust is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of the Survivor Fund, under the 1940 Act; its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and the Survivor Fund is a separate series of the Trust duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Trust and applicable law; and

(g)	To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Survivor Fund or any of their respective properties or assets and neither the Trust nor the Survivor Fund are a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

7.0 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVOR FUND

The obligations of the Trust, on behalf of the Survivor Fund, to complete the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Target Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.	All representations and warranties of the Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.	The Trust, on behalf of the Target Fund, shall have delivered to the Survivor Fund a statement of the Target Fund’s assets and liabilities, together with a list of portfolio securities of the Target Fund showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust;

7.3.	The Trust, on behalf of the Target Fund, shall have delivered to the Survivor Fund on the Closing Date a certificate executed in its name by its President or a Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Target Fund, made in this Agreement are, in all material respects, true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

7.4.	The Trust, on behalf of the Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Target Fund, on or before the Closing Date;

7.5.	The Target Fund and the Survivor Fund shall have agreed on the number of full and fractional Survivor Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1 of this Agreement; and

7.6.	The Trust, on behalf of the Survivor Fund, shall have received on the Closing Date the opinion of Practus, LLP, counsel to the Trust (which may rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel and/or certificates of officers or Trustees of the Target Fund), covering the following points:

(a)	The Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of the Target Fund’s properties and assets, and to carry on its business, including that of the Target Fund, as presently conducted;

(b)	The Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Target Fund, and, assuming due authorization, execution and delivery of the Agreement by the Trust, is a valid and binding obligation of the Trust, on behalf of the Target Fund, enforceable against the Trust in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(c)	The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the Trust’s Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which the Trust is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Trust, judgment or decree to which the Trust is a party or by which it is bound;

(d)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by the Trust in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws (other than those of the State of Delaware);

(e)	The Trust is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of the Target Fund, under the 1940 Act and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(f)	The outstanding shares of the Target Fund are registered under the 1933 Act, and such registration is in full force and effect; and

(g)	To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Target Fund or any of their respective properties or assets, and neither the Trust nor the Target Fund are a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

7.7.	Prior to the Closing Date, the Target Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing: (i) all of the Target Fund’s investment company taxable income (plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code) and all of its net realized capital gains for the taxable year ending on the Closing Date (computed without regard to any deduction for dividends paid); and (ii) any undistributed investment company taxable income (plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code) and net realized capital gains from any prior period to the extent not otherwise already distributed.

7.8.	The Trust, on behalf of the Target Fund, shall have furnished to the Survivor Fund, a certificate, signed by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Trust, as to the adjusted tax basis in the hands of the Target Fund of the securities delivered to the Survivor Fund pursuant to this Agreement computed in accordance with applicable sections of the Code and, with respect to securities, showing a breakdown by purchase lot.

8.0 FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVOR FUND AND THE TARGET FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund, or with respect to the Survivor Fund, respectively, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.	On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.2.	All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Survivor Fund or Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.3.	The Registration Statement on Form N-14 filed by the Trust on behalf of the Survivor Fund shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.4.	The parties shall have received the opinion of Practus, LLP, tax counsel to the Survivor Fund and the Target Fund, substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Practus, LLP, of representations it shall request of the Survivor Fund and the Target Fund. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this paragraph 8.4.

9.0 INDEMNIFICATION

9.1.	The Trust, out of the Survivor Fund’s assets and property, agrees to indemnify and hold harmless the Target Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Target Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Survivor Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2.	The Trust agrees, out of the Target Fund’s assets and property, agrees to indemnify and hold harmless the Survivor Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Survivor Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.0 BROKERAGE FEES AND EXPENSES

10.1.	The Trust, on behalf of both the Survivor Fund and the Target Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.	The expenses relating to the Reorganization will be borne by Funds. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, legal fees and accounting fees with respect to the Reorganization, and all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code. The Target Fund will pay 30% of the costs and the Survivor Fund will pay 70% of the costs. The Survivor Fund will bear a larger portion of the costs than the Target Fund because it has a larger asset base prior to the Reorganization and is expected to achieve a long-term benefit post-Reorganization through increased asset size and anticipated economies of scale resulting in lower gross operating expenses.

11.0 ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1.	The Trust agrees that it has not made any representation, warranty or covenant, on behalf of either the Survivor Fund or the Target Fund, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2.	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.0 TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Trust’s Board, on behalf of either the Survivor Fund or the Target Fund, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

13.0 AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust, on behalf of either the Survivor Fund or the Target Fund.

14.0 NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Funds at:

World Funds Trust 8730 Stony Point Parkway, Suite 205 Richmond, Virginia 23235 Attn: David A. Bogaert, President

With a copy to:
Practus, LLP 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211 Attn: John H. Lively

15.0 HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

15.1.	The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3.	This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

World Funds Trust,

   on behalf of the Applied Finance Dividend Fund

By: __/s/ David A. Bogaert ___________________________________

Name: _David A. Bogaert ____________________________________

Title: __President___________________________________________

World Funds Trust,

   on behalf of the Applied Finance Core Fund

By: _/s/ David A. Bogaert_____________________________________

Name: _David A. Bogaert_____________________________________

Title: __President___________________________________________

EXHIBIT B

CONSOLIDATED FINANCIAL HIGHLIGHTS

APPLIED FINANCE CORE FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

Institutional Class Shares

Years ended April 30,
2020	2019	2018	2017	2016
Net asset value, beginning of year	$14.22	$17.77	$15.64	$13.20	$14.68
Investment activities
Net investment income (loss)(1)	0.15	0.10	0.08	0.10	0.08
Net realized and unrealized gain (loss) on investments and options contracts purchased	(1.62)	0.22	2.60	3.25	(1.25)
Total from investment activities	(1.47)	0.32	2.68	3.35	(1.17)
Distributions
Net investment income	(0.02)	(0.09)	(0.08)	(0.13)	(0.08)
Net realized gain	(0.74)	(3.78)	(0.47)	(0.78)	(0.23)
Total distributions	(0.76)	(3.87)	(0.55)	(0.91)	(0.31)
Paid-in capital from redemption fees	—	(A)	—	(A)	—	—	—	(A)

Net asset value, end of year	$11.99	$14.22	$17.77	$15.64	$13.20

Total Return	(11.38%)	5.15%	17.10%	25.87%	(8.12%)
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	1.44	%(B)	1.30	%(B)	1.29	%(B)	1.40	%(B)	1.18%
Expenses, net of management fee waivers and reimbursements	0.96	%(C)	0.97	%(C)	0.97	%(C)	1.03	%(C)	0.95%
Net investment income (loss)	1.07%	0.61%	0.49%	0.70%	0.56%
Portfolio turnover rate	29.91%	50.69%	75.46%	70.65%	67.73%
Net assets, end of year (000’s)	$28,082	$69,710	$76,749	$63,035	$71,174

(1) Per share amounts calculated using the average number of shares outstanding throughout each year.

(A) Less than $0.01 per share.

(B) Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 1.43%, 1.28%, 1.27%, 1.32% for the years ended April 30, 2020 through April 30, 2017, respectively.

(C) Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 0.95% for the years ended April 30, 2020 through April 30, 2017, respectively.

APPLIED FINANCE CORE FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

Investor Class Shares (2)
Years ended April 30,
2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.17	$17.74	$15.63	$13.19	$14.66
Investment activities
Net investment income (loss)(1)	0.12	0.06	0.04	0.06	0.04
Net realized and unrealized gain (loss) on investments and options contracts purchased	(1.61)	0.21	2.59	3.25	(1.24)
Total from investment activities	(1.49)	0.27	2.63	3.31	(1.20)
Distributions
Net investment income	—	(0.07)	(0.05)	(0.09)	(0.04)
Net realized gain	(0.74)	(3.78)	(0.47)	(0.78)	(0.23)
Total distributions	(0.74)	(3.85)	(0.52)	(0.87)	(0.27)
Paid-in capital from redemption fees	—	(A)	0.01	—	—	—	(A)
Net asset value, end of period	$11.94	$14.17	$17.74	$15.63	$13.19

Total Return	(11.54%)	4.89%	16.79%	25.53%	(8.30%)
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	1.79	%(B)	1.63	%(B)	1.55	%(B)	1.58	%(B)	1.43%
Expenses, net of management fee waivers and reimbursements	1.21	%(C)	1.21	%(C)	1.22	%(C)	1.28	%(C)	1.20%
Net investment income (loss)	0.85%	0.27%	0.24%	0.45%	0.31%
Portfolio turnover rate	29.91%	50.69%	75.46%	70.65%	67.73%
Net assets, end of period (000’s)	$9,301	$15,488	$99,497	$56,511	$55,286

(1) Per share amounts calculated using the average number of shares outstanding throughout each year.

(2) Investor Class shares were previously Retail Class shares. Effective September 15, 2017, the Retail Class shares were reorganized into Investor Class shares.

(A) Less than $0.01 per share.

(B) Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 1.78%, 1.61%, 1.53%, 1.50% for the years ended April 30, 2020 through April 30, 2017, respectively.

(C) Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 1.20% for the years ended April 30, 2020 through April 30, 2017, respectively.

APPLIED FINANCE DIVIDEND FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

	Institutional Class Shares
	Years ended April 30,
	2020		2019		2018		2017		2016
Net asset value, beginning of period	$17.69		$19.99		$18.04		$16.71		$18.54
Investment activities
Net investment income (loss)(1)	0.57		0.43		0.17		0.19		0.19
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.34)		(2.28)		1.91		1.29		(1.86)
Total from investment activities	(2.77)		(1.85)		2.08		1.48		(1.67)
Distributions
Net investment income	(0.95)		(0.45)		(0.13)		(0.15)		(0.16)
Total distributions	(0.95)		(0.45)		(0.13)		(0.15)		(0.16)
Paid-in capital from redemption fees	—	(C)	—	(C)	—		—		—
Net asset value, end of period	$13.97		$17.69		$19.99		$18.04		$16.71

Total Return	(16.77%)		(9.05%)		11.56%		8.97%		(9.03%)
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	2.57	%(A)	2.11	%(A)	1.80	%(A)	1.72	%(A)	1.58%
Expenses, net of management fee waivers, expense reimbursements and recovery of previously waived fees	0.98	%(B)	0.85	%(B)	1.69	%(B)	1.72	%(B)	1.58%
Net investment income (loss)	3.33%		2.33%		0.89%		1.15%		1.09%
Portfolio turnover rate	312.06%		42.66%		65.53%		33.87%		60.30%
Net assets, end of period (000’s)	$3,097		$13,063		$17,662		$43,686		$46,931

(1) Per share amounts calculated using the average number of shares outstanding throughout the year.

(A) Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 2.38%, 2.10%, 1.78%, 1.64% for the years ended April 30, 2020 through April 30, 2017, respectively.

(B) Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 0.79%, 0.84%, 1.67%, 1.64% for the years ended April 30, 2020 through April 30, 2017, respectively.

(C) Less than $0.01 per share.

APPLIED FINANCE DIVIDEND FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

	Investor Class Shares(2)
	Years ended April 30,
	2020		2019		2018		2017		2016
Net asset value, beginning of period	$16.51		$18.72		$16.91		$15.62		$17.34
Investment activities
Net investment income (loss)(1)	0.49		0.37		0.17		0.13		0.13
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.18)		(2.15)		1.73		1.21		(1.73)
Total from investment activities	(2.69)		(1.78)		1.90		1.34		(1.60)
Distributions
Net investment income	(0.49)		(0.43)		(0.09)		(0.05)		(0.12)
Total distributions	(0.49)		(0.43)		(0.09)		(0.05)		(0.12)
Paid-in capital from redemption fees	—		—	(C)	—		—		—
Net asset value, end of period	$13.33		$16.51		$18.72		$16.91		$15.62

Total Return	(16.92%)		(9.28%)		11.23%		8.65%		(9.26%)
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	2.99	%(A)	2.52	%(A)	2.17	%(A)	2.04	%(A)	1.83%
Expenses, net of management fee waivers, expense reimbursements and recovery of previously waived fees	1.23	%(B)	1.10	%(B)	1.78	%(B)	2.04	%(B)	1.83%
Net investment income (loss)	3.09%		2.18%		0.95%		0.83%		0.84%
Portfolio turnover rate	312.06%		42.66%		65.53%		33.87%		60.30%
Net assets, end of period (000’s)	$3,839		$6,934		$9,306		$11,351		$17,228

(1) Per share amounts calculated using the average number of shares outstanding throughout the year.

(2) Effective January 2, 2013, Class A shares were re-designated Investor shares. On August 28, 2017 all Class C shares were converted to Investor Class shares.

(A) Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 2.80%, 2.51%, 2.15%, 1.96% for the years ended April 30, 2020 through April 30, 2017.

(B) Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 1.04%, 1.09%, 1.76%, 1.96% for the years ended April 30, 2020 through April 30, 2017.

(C) Less than $0.01 per share.

STATEMENT OF ADDITIONAL INFORMATION

JULY 31, 2020

RELATING TO THE REORGANIZATION OF

APPLIED FINANCE DIVIDEND FUND

WITH AND INTO

APPLIED FINANCE CORE FUND

each a series of World Funds Trust

8730 STONY POINT PARKWAY, SUITE 205
RICHMOND, VIRGINIA 23235
(800) 673-0550

This Statement of Additional Information relates to the proposed reorganization (the “Reorganization”) of the Applied Finance Dividend Fund (the “Target Fund”) with and into the Applied Finance Core Fund (the “Survivor Fund” and, together with the Target Fund, the “Funds”), each a series of World Funds Trust (the “Trust”). This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Information Statement dated July 31, 2020 (the “Combined Prospectus/Information Statement”) for the Survivor Fund and the Target Fund which relates to the Reorganization.  Copies of the Combined Prospectus/Information Statement may be obtained at no charge by writing to World Funds Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by calling toll-free (800) 673-0550.  Unless otherwise indicated, capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Information Statement.

This Statement of Additional Information contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but that is not included in the Combined Prospectus/Information Statement.  As described in the Combined Prospectus/Information Statement, the Reorganization would involve the transfer of all of the assets, and the assumption of the liabilities, of the Target Fund in exchange for shares of the Survivor Fund.  The Target Fund would distribute the Survivor Fund shares it receives to its shareholders in complete liquidation of the Target Fund.

Copies of the Funds’ Prospectus, Annual Reports, and/or Semi-Annual Reports may be obtained free of charge, by writing to World Funds Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by calling toll-free (800) 673-0550.

1

TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE FUNDS	3
PRO FORMA FINANCIAL INFORMATION (UNAUDITED)	4

2

ADDITIONAL INFORMATION ABOUT THE FUNDS

Further information about each of the Survivor Fund and the Target Fund is contained in the Funds’ Statement of Additional Information dated August 31, 2019, as it may be amended and/or supplemented from time to time, which is incorporated by reference herein.  Management’s discussion of fund performance, audited financial statements and related report of the independent registered public accounting firm for the Funds are contained in the Funds’ Annual Report for the fiscal year ended April 30, 2020 and are incorporated in this Statement of Additional Information by reference.  No other parts of the Funds’ Annual Report are incorporated by reference in this Statement of Additional Information. Unaudited financial statements for the Funds are contained in the Funds’ Semi-Annual Report for the six-month period ended October 31, 2019 and are incorporated in this Statement of Additional Information by reference.  No other parts of the Funds’ Semi-Annual Report are incorporated by reference in this Statement of Additional Information.

3

Pro Forma Financial Information

(Unaudited)

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Target Fund and Survivor Fund as of April 30, 2020, using the fees and expenses information as shown in the Combined Prospectus/Information Statement. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Fund and Survivor Fund, which are available in their annual and semi-annual shareholder reports.

PRO FORMA APPLIED FINANCE CORE FUND COMBINED					APPLIED FINANCE
SCHEDULE OF INVESTMENTS	APPLIED FINANCE		APPLIED FINANCE		CORE FUND
April 30, 2020	CORE FUND		DIVIDEND FUND		PRO-FORMA COMBINED
	Shares	Fair Value	Shares	Fair Value	Shares	Fair Value
COMMON STOCKS

Communications Services
Activision Blizzard, Inc.	6,759	$430,751			6,759	$430,751
Charter Communications, Inc. - Class A*	854	422,926			854	422,926
Facebook, Inc. - Class A*	2,197	449,748			2,197	449,748
Sirius XM Holdings Inc.	88,166	521,061			88,166	521,061
ViacomCBS Inc. - Class B	14,529	250,771			14,529	250,771
		2,075,257		—		2,075,257
Consumer Discretionary
AMC Networks Inc. - Class A*	14,490	345,586			14,490	345,586
AutoZone, Inc.*	413	421,392			413	421,392
Booking Holdings Inc.*	313	463,418			313	463,418
BorgWarner Inc.	15,933	455,206			15,933	455,206
Darden Restaurants, Inc.			3,128	230,815	3,128	230,815
General Motors Co.			8,770	195,483	8,770	195,483
Hanesbrands Inc.	42,843	425,859			42,843	425,859
Hasbro, Inc.			2,716	196,122	2,716	196,122
Kohl’s Corp.			8,227	151,870	8,227	151,870
Marriott International, Inc. - Class A	4,678	425,417			4,678	425,417
Omnicom Group Inc.	7,439	424,246			7,439	424,246
O’Reilly Automotive, Inc.*	1,343	518,855			1,343	518,855
PulteGroup, Inc.	15,141	428,036			15,141	428,036
Target Corp.			1,812	198,849	1,812	198,849
Toll Brothers, Inc.	15,276	366,930			15,276	366,930
Whirlpool Corp.			1,900	212,306	1,900	212,306
		4,274,945		1,185,445		5,460,390
Consumer Staples
Church & Dwight Co., Inc.	6,606	462,354			6,606	462,354
Monster Beverage Corp.*	8,206	507,213			8,206	507,213
The JM Smucker Co.	4,755	546,397			4,755	546,397
Tyson Foods, Inc. - Class A	6,890	428,489			6,890	428,489
Unilever NV			3,839	189,723	3,839	189,723
Walgreens Boots Alliance, Inc.	9,499	411,212	4,478	193,853	13,977	605,065
Walmart Inc.	3,748	455,569			3,748	455,569
		2,811,234		383,576		3,194,810
Energy
Chevron Corp.			2,426	223,192	2,426	223,192
Kinder Morgan, Inc.	26,774	407,768			26,774	407,768
Marathon Petroleum Corp.	8,910	285,833			8,910	285,833
Valero Energy Corp.	7,642	484,121			7,642	484,121
		1,177,722		223,192		1,400,914
Financials
Ally Financial Inc.	18,788	307,935			18,788	307,935
American Express Co.	4,786	436,723			4,786	436,723
Ameriprise Financial, Inc.	3,915	449,990	1,708	196,318	5,623	646,308
Capital One Financial Corp.	7,020	454,615			7,020	454,615
Credit Acceptance Corp.*	1,284	400,056			1,284	400,056
Discover Financial Services	7,970	342,471			7,970	342,471
Huntington Bancshares Inc.			22,196	205,091	22,196	205,091
JPMorgan Chase & Co.			2,082	199,372	2,082	199,372
Lincoln National Corp.	9,723	344,875			9,723	344,875
Morgan Stanley	9,602	378,607			9,602	378,607
OneMain Holdings, Inc.	13,308	322,187			13,308	322,187
PNC Financial Services Group, Inc.			1,791	191,046	1,791	191,046
Prudential Financial, Inc.	6,709	418,440	3,490	217,671	10,199	636,111
S&P Global Inc.	1,296	379,572			1,296	379,572
State Street Corp.			3,200	201,728	3,200	201,728
The Travelers Cos., Inc.			1,947	197,056	1,947	197,056
Truist Financial Corp.			5,634	210,261	5,634	210,261
		4,235,471		1,618,543		5,854,014
Health Care
Abbott Laboratories			1,451	133,623	1,451	133,623
AbbVie Inc.	6,890	566,358			6,890	566,358
Amgen Inc.	2,512	600,921			2,512	600,921
Anthem, Inc.	2,134	599,078			2,134	599,078
Centene Corp.*	5,935	395,152			5,935	395,152
Cerner Corp.	7,372	511,543			7,372	511,543
Eli Lilly and Co.			1,297	200,568	1,297	200,568
Gilead Sciences, Inc.	6,932	582,288			6,932	582,288
HCA Healthcare, Inc.	4,350	477,978			4,350	477,978
Johnson & Johnson	3,366	505,035	1,141	171,196	4,507	676,231
Merck & Co., Inc.	6,173	489,766	1,938	153,761	8,111	643,527
Molina Healthcare, Inc.*	3,376	553,563			3,376	553,563
Novartis AG			1,731	146,668	1,731	146,668
Omega Healthcare Investors, Inc.			6,164	179,681	6,164	179,681
Pfizer, Inc.			5,518	211,671	5,518	211,671
Stryker Corp.	2,822	526,105			2,822	526,105
		5,807,787		1,197,168		7,004,955

4

Industrial
Allison Transmission Holdings, Inc.	12,204	443,493			12,204	443,493
Eaton Corp. PLC			2,536	211,756	2,536	211,756
HD Supply Holdings, Inc.*	15,792	468,707			15,792	468,707
Norfolk Southern Corp.			1,270	217,297	1,270	217,297
Raytheon Technologies Corp.			3,032	196,504	3,032	196,504
Sensata Technologies Holding PLC*	12,693	461,771			12,693	461,771
TransDigm Group Inc.	928	336,938			928	336,938
Union Pacific Corp.	2,751	439,582			2,751	439,582
United Rentals, Inc.*	3,819	490,741			3,819	490,741
Verisk Analytics, Inc.	2,431	371,530			2,431	371,530
		3,012,762		625,557		3,638,319
Information Technology
Accenture PLC - Class A			1,175	217,598	1,175	217,598
Alphabet Inc. - Class A*	369	496,932			369	496,932
Arrow Electronics, Inc.*	7,373	463,909			7,373	463,909
Broadcom Inc.	2,162	587,242			2,162	587,242
CDW Corp.	4,376	484,861			4,376	484,861
Cisco Systems, Inc.			4,619	195,753	4,619	195,753
Fidelity National Information Services, Inc.	3,902	514,635			3,902	514,635
Fiserv, Inc.*	5,293	545,497			5,293	545,497
FleetCor Technologies, Inc.*	2,069	499,146			2,069	499,146
Hewlett Packard Enterprise Co.	40,456	406,987			40,456	406,987
Intel Corp.	8,446	506,591	2,024	121,400	10,470	627,991
Jabil Inc.	17,774	505,493			17,774	505,493
KLA Corp.	3,837	629,613			3,837	629,613
Leidos Holdings, Inc.	5,161	509,958			5,161	509,958
Mastercard Inc. - Class A	1,920	527,942			1,920	527,942
Microsoft Corp.			1,125	201,611	1,125	201,611
NCR Corp.*	19,766	405,598			19,766	405,598
ON Semiconductor Corp.*	29,636	475,510			29,636	475,510
Qorvo, Inc.*	5,304	519,951			5,304	519,951
The Western Union Co.	20,194	385,100			20,194	385,100
Visa Inc. - Class A	2,968	530,441			2,968	530,441
Xerox Holdings Corp.	18,499	338,347			18,499	338,347
Zebra Technologies Corp.*	2,206	506,630			2,206	506,630
		9,840,383		736,362		10,576,745
Materials
Celanese Corp. - Class A	6,180	513,373			6,180	513,373
LyondellBasell Industries NV - Class A			3,573	207,055	3,573	207,055
The Sherwin-Williams Co.	980	525,643			980	525,643
		1,039,016		207,055		1,246,071
Real Estate
CBRE Group, Inc. - Class A	10,031	430,631			10,031	430,631
Medical Properties Trust, Inc.	24,004	411,429			24,004	411,429
VEREIT, Inc.	57,341	314,229			57,341	314,229
		1,156,289		—		1,156,289
Telecommunications
Verizon Communications Inc.	6,941	398,760	2,493	143,223	9,434	541,983

Utilities
Exelon Corp.	11,571	429,053			11,571	429,053
Public Service Enterprise Group Inc.			3,758	190,568	3,758	190,568
The AES Corp.	29,071	385,191			29,071	385,191
UGI Corp.			7,291	220,042	7,291	220,042
Vistra Energy Corp.	19,988	390,566			19,988	390,566
		1,204,810		410,610		1,615,420

TOTAL COMMON STOCKS		37,034,436		6,730,731		43,765,167

MONEY MARKET FUND
Federated Treasury Obligations Fund - Institutional Class 0.15%**	174,112	174,112	110,795	110,795	284,907	284,907

TOTAL MONEY MARKET FUND		174,112		110,795		284,907

PURCHASED OPTIONS

CALL OPTIONS
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value		Pro Forma Adjustment
ConocoPhillips	300	$1,263,000	$65.00	6/19/20	1,200			1,200
					1,200			1,200
TOTAL CALL OPTIONS
(Cost: $34,139)
					1,200			1,200
TOTAL PURCHASED OPTIONS
(Cost: $34,139)

TOTAL INVESTMENTS					37,209,748	6,841,526		44,051,274
Other assets, net of liabilities					172,895	94,320	(50,000)	217,215
NET ASSETS - 100.00%					$37,382,643	$6,935,846	$(50,000)	$44,268,489

* Non-income producing
** Effective 7 day yield as of April 30, 2020

5

APPLIED FINANCE FUNDS
PRO-FORMA CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2020

	Applied Finance Core Fund	Applied Finance Dividend Fund	adjustments		Applied Finance Core Fund Pro Forma Combined
ASSETS
Investments at fair value*	$37,209,748	$6,841,526			$44,051,274
Cash and cash equivalents	128,129	—			128,129
Receivable for capital stock sold	20,114	9,544			29,658
Dividends and interest receivable	36,826	12,767			49,593
Tax reclaims receivable	—	73,021			73,021
Prepaid expenses	26,628	23,224			49,852
TOTAL ASSETS	37,421,445	6,960,082	0		44,381,527

LIABILITIES
Payable for capital stock redeemed	711	—			711
Accrued investment management fees	4,894	2,413			7,307
Accrued 12b-1 fees	1,733	6,442			8,175
Accrued administrative, accounting and transfer agent fees	2,953	1,278			4,231
Accrued professional fees	26,357	—			26,357
Other accrued expenses	2,154	14,103	50,000	[1]	66,257
TOTAL LIABILITIES	38,802	24,236	50,000		113,038
NET ASSETS	$37,382,643	$6,935,846	$(50,000)		$44,268,489
Net Assets Consist of:
Paid-in-capital	$33,136,830	$12,207,628			45,344,458
Distributable earnings (deficit)	4,245,813	(5,271,782)	(50,000)		(1,075,969)
Net Assets	$37,382,643	$6,935,846	$(50,000)		$44,268,489

NET ASSET VALUE PER SHARE
Institutional Class Shares:
Net Assets	$28,081,893	$3,096,702	$(32,989)	[1]	$31,145,606
Shares Outstanding (unlimited number of shares of beneficial interest authorized without par value)	2,341,542	221,725	34,365		2,597,632
Net Asset Value and Offering Price Per Share	$11.99	$13.97			$11.99
Short-Term Redemption Fee Price Per Share (A)	11.75	13.69			11.75

Investor Class Shares:
Net Assets	$9,300,750	$3,839,144	$(17,011)	[1]	$13,122,883
Shares Outstanding (unlimited number of shares of beneficial interest authorized without par value)	779,213	288,034	31,822		1,099,069
Net Asset Value and Offering Price Per Share	$11.94	$13.33			$11.94
Short-Term Redemption Fee Price Per Share (A)	11.70	13.06			11.70

*Identified cost of	$37,264,869	$8,116,057			$45,380,926

(A) Applied Finance Funds will impose a 2% redemption fee on shares redeemed within 60 days of purchase.
[1] Adjustment reflects estimated merger costs to be incurred by the Combined Fund.

See Notes to Financial Statements

6

APPLIED FINANCE FUNDS
PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
For the year ended April 30, 2020

	Applied Finance Core Fund	Applied Finance Dividend Fund	adjustments	Applied Finance Core Fund Pro Forma Combined
INVESTMENT INCOME
Dividends *	$1,246,105	$542,889		$1,788,994
Interest	7,243	1,641		8,884
Total investment income	1,253,348	544,530		1,797,878
EXPENSES
Investment management fees (Note 2)	552,823	127,466	(13,822)[1]	666,467
Rule 12b-1 and servicing fees
Investor Class	33,217	13,317		46,534
Recordkeeping and fund administrative services	39,692	11,864	(7,400)[2]	44,156
Accounting fees	24,226	15,144	(7,400)[2]	31,970
Custody fees	10,336	21,957	(20,000)[2]	12,293
Transfer agent fees	30,700	17,869	(7,400)[2]	41,169
Professional fees	72,672	32,717	(32,000)[2]	73,389
Filing and registration fees	60,000	46,000	(25,000)[2]	81,000
Trustees fees	6,530	2,783	(2,783)[2]	6,530
Compliance fees	8,077	4,490	(4,490)[2]	8,077
Shareholder services and reports	23,133	9,699		32,832
Shareholder servicing
Institutional Class	24,481	7,097		31,578
Investor Class	18,435	13,344		31,779
Insurance	4,617	3,341	(3,341)[2]	4,617
Interest expense**	7,334	11,469	(11,469)[2]	7,334
Other	16,447	7,510	50,000 [3]	73,957
Total expenses	932,720	346,067	(85,105)	1,193,682
Management fee waivers and reimbursed expenses	(308,634)	(209,100)	170,613 [4]	(347,121)
Net expenses	624,086	136,967	85,508	846,561
Net investment income (loss)	629,262	407,563	(85,508)	951,317

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	5,622,347	(1,177,744)		4,444,603
Net realized gain (loss) on foreign currency transactions	—	(4,569)		(4,569)
Net realized gain (loss) on call options purchased				0
Net realized gain (loss) on call options purchased	(346,890)	—		(346,890)
Net increase (decrease) in unrealized appreciation (depreciation) of investments	(13,283,325)	(1,005,393)		(14,288,718)
Net increase (decrease) in unrealized appreciation (depreciation) of foreign currencies	—	15,559		15,559
Net increase (decrease) in unrealized appreciation (depreciation) of call options purchased	318,455	—		318,455
Net realized and unrealized gain (loss) on investments and foreign currencies and related transactions	(7,689,413)	(2,172,147)	0	(9,861,560)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(7,060,151)	$(1,764,584)	$(85,508)	$(8,910,243)

* Net of foreign tax withheld	$—	$30,164		$—
** Includes overdraft fees charged by custodian

See Notes to Financial Statements

[1] Adjustment reflects the investment advisory fee of the Core Fund.
[2] Adjustment reflects elimination of duplicative costs.
[3] Adjustment reflects estimated merger costs to be incurred by the Combined Fund.
[4] Adjustment to fee waivers reflects the expense limitation of the Core Fund.

7

Note 1 — Reorganization and Significant Accounting Policies

The unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Target Fund into the Survivor Fund pursuant to an Agreement and Plan of Reorganization (the “Reorganization”) as if the Reorganization occurred on April 30, 2020.

Basis of Pro Forma

The Reorganization is expected to be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Survivor Fund or its shareholders as a direct result of the Reorganization. The Target Fund and the Survivor Fund are both registered open-end management investment companies. The Reorganization would be accomplished by the acquisition of all of the assets and the assumption of all of the liabilities of the Target Fund by the Survivor Fund in exchange for shares of the Survivor Fund, followed by the distribution of such shares to Target Fund shareholders in complete liquidation and termination of the Target Fund. The Target Fund Institutional Class shareholders and Investor Class shareholders would have received 256,648 and 320,551 of Institutional and Investor shares, respectively, of the Survivor Fund had the Reorganization occurred on April 30, 2020.

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), for financial reporting purposes, the historical cost basis of the investments received from the Target Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the Surviving Fund with amounts distributable to shareholders for tax purposes.

Fund	Net Assets	As of Date
Applied Finance Dividend Fund (Target Fund)	$6,935,846	April 30, 2020
Applied Finance Core Fund (Survivor Fund)	$37,347,643	April 30, 2020
Applied Finance Core Fund (Pro Forma Combined Fund)	$44,283,489	April 30, 2020

Accounting Estimates

In preparing financial statements in accordance with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 2 — Pro Forma Expense Adjustments and Reorganization Costs

The Pro Forma Combined Fund financial information reflects adjustments made to annual expenses as if the Reorganization had taken place on April 30, 2020. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and Survivor Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect this information. No significant pro forma effects are expected to result from the Reorganization. The costs of the Reorganization will be borne by the Funds and the estimated cost is approximately $50,000. The Target Fund will pay 30% of the costs and the Survivor Fund will pay 70% of the costs. The Survivor Fund will bear a larger portion of the costs than the Target Fund because it has a larger asset base prior to the Reorganization and is expected to achieve a long-term benefit post-Reorganization through increased asset size and anticipated economies of scale resulting in lower gross operating expenses.

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Survivor Fund are expected as a result of the Reorganization.

8

Note 3 — Accounting Survivor

The Survivor Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Survivor Fund.

Note 4 — Capital Loss Carryforwards

As of April 30, 2020, the Target Fund has a capital loss carryforward of $4,159,051 that may be carried forward indefinitely, of which $2,248,467 is considered short term and $1,910,584 is considered long term. The Survivor Fund did not have any capital loss carryforwards as of April 30, 2020.

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